LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                               DERIVED INFORMATION
--------------------------------------------------------------------------------

                                   ACCREDITED
                                  ------------
                                  HOME LENDERS
                                  ------------

--------------------------------------------------------------------------------

                               $541,898,000 Notes
                         Accredited Mortgage Loan Trust
                                  Series 2002-2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Accredited Home Lenders, Inc.
                          (Sponsor and Master Servicer)

                          Countrywide Home Loans, Inc.
                            (Backup Master Servicer)

--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                      Accredited Mortgage Loan Trust 2002-2
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                    To Maturity(5)
----------------------------------------------------------------------------------------------------------------------
                                                          Est.     Est. Prin.   Expected    Stated      Expected
            Approx.                            Tsy.      WAL/DUR     Window       Final     Final        Ratings
 Class       Size       Group      Type        BMark      (yrs)       (mos)     Maturity   Maturity   (Moody's/S&P)
----------------------------------------------------------------------------------------------------------------------
  A-1     178,667,000     I       FXD - PT     Swaps    4.33/3.66    1 - 203    10/25/19   1/25/33       Aaa/AAA

  A-2     250,056,000     II    FLT - PT(1)   1 mo LI   3.45/3.26    1 - 161    4/25/16    2/25/33       Aaa/AAA

  A-3     113,175,000    III    FLT - PT(2)   1 mo LI   3.45/3.26    1 - 161    4/25/16    1/25/33       Aaa/AAA
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                  To 10% Call(3)(5)
----------------------------------------------------------------------------------------------------------------------
                                                          Est.     Est. Prin.   Expected    Stated      Expected
            Approx.                            Tsy.      WAL/DUR     Window       Final     Final        Ratings
 Class       Size       Group      Type        Bmark      (yrs)       (mos)     Maturity   Maturity   (Moody's/S&P)
----------------------------------------------------------------------------------------------------------------------
  A-1     178,667,000     I       FXD - PT     Swaps    4.07/3.50    1 - 118    9/25/12    1/25/33       Aaa/AAA

  A-2     250,056,000     II    FLT - PT(1)   1 mo LI   3.24/3.09     1 - 95    10/25/10   2/25/33       Aaa/AAA

  A-3     113,175,000    III    FLT - PT(2)   1 mo LI   3.25/3.09     1 - 95    10/25/10   1/25/33       Aaa/AAA
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------
Group I (Fixed Rate)            100% PPC(4)

Group II (Adjustable Rate)      125% PPC(4)

Group III (Adjustable Rate)     125% PPC(4)
--------------------------------------------------------------------------------

(1)   Subject to the Class A-2 Net WAC Cap and a 13% hard cap.

(2)   Subject to the Class A-3 Net WAC Cap and a 13% hard cap.

(3) The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.

      The Sponsor may exercise its right to call any Class of Notes when the outstanding principal balance of the respective Class of Notes is equal to or less than 10% of the original principal balance of such Class of Notes (subsequently defined herein). In addition, the Sponsor may terminate the entire Trust and cause the trust to redeem all classes of Notes on any Payment Date when the combined aggregate outstanding principal balance of all Classes of Notes is equal to or less than 10% of the original aggregate principal balance of all Classes of Notes.

(4) 100% PPC assumes that prepayments start at 4% CPR in the first month of the life of the transaction, increase by approximately 1.45% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

(5) For modeling purposes, payments on the Notes are received in cash on the 25th day of each month, regardless of the day on which the Payment Date actually occurs, commencing in December 2002.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

-----------------------------------------------------------------------------------------------------------------------------
                                             Sensitivity Analysis - To Maturity
-----------------------------------------------------------------------------------------------------------------------------
Group I PPC                     0.00%        50.00%        75.00%       100.00%       150.00%       200.00%       250.00%
Group II PPC                    0.00%        62.50%        93.75%       125.00%       187.50%       250.00%       312.50%
Group III PPC                   0.00%        62.50%        93.75%       125.00%       187.50%       250.00%       312.50%

Class A-1
Yield @ 100.0000% (%)           4.41         4.40          4.39          4.38          4.36          4.33          4.29
Average Life (yrs.)            17.68         7.51          5.54          4.33          2.97          2.24          1.78
Window                        1 - 359      1 - 305       1 - 251       1 - 203       1 - 150       1 - 113        1 - 88
Expected Final Mat.           10/25/32     04/25/28      10/25/23      10/25/19      05/25/15      04/25/12      03/25/10
Duration (yrs.)                11.41         5.79          4.51          3.66          2.64          2.04          1.65

Class A-2
Average Life (yrs.)            19.45         6.41          4.51          3.45          2.32          1.72          1.31
Window                        1 - 359      1 - 267       1 - 203       1 - 161       1 - 112        1 - 84        1 - 46
Expected Final Mat.           10/25/32     02/25/25      10/25/19      04/25/16      03/25/12      11/25/09      09/25/06

Class A-3
Average Life (yrs.)            19.49         6.41          4.51          3.45          2.32          1.72          1.31
Window                        1 - 359      1 - 267       1 - 204       1 - 161       1 - 112        1 - 84        1 - 46
Expected Final Mat.           10/25/32     02/25/25      11/25/19      04/25/16      03/25/12      11/25/09      09/25/06

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                           Sensitivity Analysis - To 10% Call(1)
-----------------------------------------------------------------------------------------------------------------------------
Group I PPC                     0.00%        50.00%        75.00%       100.00%       150.00%       200.00%       250.00%
Group II PPC                    0.00%        62.50%        93.75%       125.00%       187.50%       250.00%       312.50%
Group III PPC                   0.00%        62.50%        93.75%       125.00%       187.50%       250.00%       312.50%

Class A-1
Yield @ 100.0000% (%)           4.40         4.38          4.36          4.35          4.31          4.28          4.24
Average Life (yrs.)            17.60         7.13          5.26          4.07          2.78          2.10          1.67
Window                        1 - 339      1 - 193       1 - 153       1 - 118        1 - 79        1 - 58        1 - 45
Expected Final Mat.           02/25/31     12/25/18      08/25/15      09/25/12      06/25/09      09/25/07      08/25/06
Duration (yrs.)                11.39         5.61          4.36          3.50          2.50          1.93          1.56

Class A-2
Average Life (yrs.)            19.40         6.11          4.26          3.24          2.18          1.62          1.26
Window                        1 - 345      1 - 182       1 - 127        1 - 95        1 - 62        1 - 45        1 - 31
Expected Final Mat.           08/25/31     01/25/18      06/25/13      10/25/10      01/25/08      08/25/06      06/25/05

Class A-3
Average Life (yrs.)            19.44         6.12          4.26          3.25          2.18          1.62          1.26
Window                        1 - 345      1 - 182       1 - 127        1 - 95        1 - 62        1 - 45        1 - 31
Expected Final Mat.           08/25/31     01/25/18      06/25/13      10/25/10      01/25/08      08/25/06      06/25/05

-----------------------------------------------------------------------------------------------------------------------------

(1) The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                        Class A-2 Net WAC Cap (20% LIBOR)
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals 20%.

---------------------------------      ---------------------------------
    Month         Class A-2               Month          Class A-2
                   Net WAC                                Net WAC
                   Cap (%)                                Cap (%)
---------------------------------      ---------------------------------
      1             5.514                   41             8.437
      2             6.047                   42             9.370
      3             6.047                   43             9.226
      4             6.695                   44             9.760
      5             6.047                   45             9.446
      6             6.248                   46             9.862
      7             6.047                   47            10.191
      8             6.248                   48            10.459
      9             6.047                   49            10.960
     10             6.046                   50            10.815
     11             6.248                   51            10.815
     12             6.046                   52            12.372
     13             6.248                   53            11.175
     14             6.046                   54            12.096
     15             6.046                   55            11.834
     16             6.463                   56            12.419
     17             6.046                   57            12.019
     18             6.248                   58            12.259
     19             6.046                   59            12.667
     20             6.248                   60            12.612
     21             6.046                   61            13.121
     22             6.130                   62            12.821
     23             6.334                   63            12.821
     24             6.229                   64            13.705
     25             6.467                   65            12.821
     26             6.293                   66            13.248
     27             6.293                   67            12.821
     28             7.060                   68            13.248
     29             6.377                   69            12.821
     30             6.692                   70            12.821
     31             6.506                   71            13.248
     32             6.759                   72            12.821
     33             6.541                   73            13.248
     34             6.984                   74            12.821
     35             7.218                   75            12.821
     36             7.616                   76            14.194
     37             8.032                   77            12.821
     38             7.993                   78            13.248
     39             7.993                   79            12.821
     40             9.341                   80            13.248
---------------------------------      ---------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Class A-2 Net WAC Cap (LIBOR Forward Curve)
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

----------------------------------------------------      ----------------------------------------------------
    Month          6 Month           Class A-2                Month          6 Month           Class A-2
                LIBOR Forward         Net WAC                             LIBOR Forward         Net WAC
                  Curve (%)           Cap (%)                               Curve (%)           Cap (%)
----------------------------------------------------      ----------------------------------------------------
      1             1.408              5.514                   41             4.487               8.097
      2             1.408              6.047                   42             4.531               8.936
      3             1.405              6.047                   43             4.575               8.781
      4             1.445              6.695                   44             4.618               9.272
      5             1.485              6.047                   45             4.643               8.973
      6             1.561              6.248                   46             4.662               9.073
      7             1.653              6.047                   47             4.687               9.375
      8             1.744              6.248                   48             4.706               9.214
      9             1.856              6.047                   49             4.723               9.562
     10             1.972              6.046                   50             4.746               9.306
     11             2.089              6.248                   51             4.780               9.306
     12             2.221              6.046                   52             4.819              10.348
     13             2.356              6.248                   53             4.858               9.347
     14             2.490              6.046                   54             4.897               9.732
     15             2.625              6.046                   55             4.936               9.439
     16             2.761              6.463                   56             4.976               9.785
     17             2.897              6.046                   57             5.020               9.470
     18             3.015              6.248                   58             5.066               9.541
     19             3.129              6.046                   59             5.116               9.859
     20             3.242              6.248                   60             5.167               9.649
     21             3.335              6.046                   61             5.219              10.000
     22             3.417              6.130                   62             5.271               9.719
     23             3.500              6.334                   63             5.320               9.719
     24             3.569              6.229                   64             5.367              10.484
     25             3.632              6.467                   65             5.410               9.808
     26             3.695              6.293                   66             5.451              10.263
     27             3.756              6.293                   67             5.489               9.961
     28             3.817              7.023                   68             5.524              10.334
     29             3.878              6.343                   69             5.556              10.001
     30             3.929              6.628                   70             5.586              10.071
     31             3.984              6.435                   71             5.613              10.406
     32             4.039              6.678                   72             5.636              10.156
     33             4.086              6.463                   73             5.658              10.514
     34             4.137              6.841                   74             5.676              10.200
     35             4.187              7.069                   75             5.692              10.200
     36             4.239              7.393                   76             5.704              11.337
     37             4.291              7.778                   77             5.714              10.240
     38             4.342              7.720                   78             5.721              10.625
     39             4.392              7.720                   79             5.726              10.292
     40             4.440              8.964                   80             5.729              10.645
----------------------------------------------------      ----------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                        Class A-3 Net WAC Cap (20% LIBOR)
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals 20%.

---------------------------------      ---------------------------------
    Month         Class A-3               Month          Class A-3
                   Net WAC                                Net WAC
                   Cap (%)                                Cap (%)
---------------------------------      ---------------------------------
      1             5.515                   41             8.506
      2             6.048                   42             9.487
      3             6.048                   43             9.323
      4             6.696                   44             9.877
      5             6.048                   45             9.558
      6             6.250                   46             9.932
      7             6.048                   47            10.264
      8             6.249                   48            10.558
      9             6.048                   49            11.047
     10             6.048                   50            10.909
     11             6.249                   51            10.909
     12             6.048                   52            12.435
     13             6.249                   53            11.232
     14             6.048                   54            12.151
     15             6.048                   55            11.873
     16             6.465                   56            12.459
     17             6.048                   57            12.057
     18             6.249                   58            12.272
     19             6.048                   59            12.681
     20             6.249                   60            12.623
     21             6.048                   61            13.123
     22             6.124                   62            12.822
     23             6.328                   63            12.822
     24             6.272                   64            13.706
     25             6.509                   65            12.822
     26             6.350                   66            13.249
     27             6.350                   67            12.822
     28             7.115                   68            13.249
     29             6.427                   69            12.822
     30             6.794                   70            12.822
     31             6.602                   71            13.249
     32             6.875                   72            12.822
     33             6.654                   73            13.249
     34             7.053                   74            12.822
     35             7.288                   75            12.822
     36             7.729                   76            14.195
     37             8.133                   77            12.822
     38             8.106                   78            13.249
     39             8.106                   79            12.822
     40             9.417                   80            13.249
---------------------------------      ---------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Class A-3 Net WAC Cap (LIBOR Forward Curve)
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

----------------------------------------------------      ----------------------------------------------------
    Month          6 Month           Class A-3                Month          6 Month           Class A-3
                LIBOR Forward         Net WAC                             LIBOR Forward         Net WAC
                  Curve (%)           Cap (%)                               Curve (%)           Cap (%)
----------------------------------------------------      ----------------------------------------------------
      1             1.408              5.515                   41             4.487               8.126
      2             1.408              6.048                   42             4.531               8.972
      3             1.405              6.048                   43             4.575               8.802
      4             1.445              6.696                   44             4.618               9.296
      5             1.485              6.048                   45             4.643               8.996
      6             1.561              6.250                   46             4.662               9.081
      7             1.653              6.048                   47             4.687               9.383
      8             1.744              6.249                   48             4.706               9.239
      9             1.856              6.048                   49             4.723               9.581
     10             1.972              6.048                   50             4.746               9.330
     11             2.089              6.249                   51             4.780               9.330
     12             2.221              6.048                   52             4.819              10.370
     13             2.356              6.249                   53             4.858               9.366
     14             2.490              6.048                   54             4.897               9.758
     15             2.625              6.048                   55             4.936               9.461
     16             2.761              6.465                   56             4.976               9.811
     17             2.897              6.048                   57             5.020               9.495
     18             3.015              6.249                   58             5.066               9.558
     19             3.129              6.048                   59             5.116               9.877
     20             3.242              6.249                   60             5.167               9.674
     21             3.335              6.048                   61             5.219              10.023
     22             3.417              6.124                   62             5.271               9.744
     23             3.500              6.328                   63             5.320               9.744
     24             3.569              6.272                   64             5.367              10.502
     25             3.632              6.509                   65             5.410               9.825
     26             3.695              6.350                   66             5.451              10.289
     27             3.756              6.350                   67             5.489               9.984
     28             3.817              7.087                   68             5.524              10.360
     29             3.878              6.401                   69             5.556              10.026
     30             3.929              6.729                   70             5.586              10.089
     31             3.984              6.533                   71             5.613              10.425
     32             4.039              6.794                   72             5.636              10.180
     33             4.086              6.575                   73             5.658              10.538
     34             4.137              6.915                   74             5.676              10.224
     35             4.187              7.145                   75             5.692              10.224
     36             4.239              7.473                   76             5.704              11.359
     37             4.291              7.846                   77             5.714              10.260
     38             4.342              7.787                   78             5.721              10.649
     39             4.392              7.787                   79             5.726              10.314
     40             4.440              8.996                   80             5.729              10.669
----------------------------------------------------      ----------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                                Summary of Terms

Issuer:                           Accredited Mortgage Loan Trust 2002-2

Sponsor and Master Servicer:      Accredited Home Lenders, Inc.

Indenture Trustee:                Deutsche Bank

Owner Trustee:                    U.S. Bank Trust National Association

Notes:                            $178,667,000 Class A-1 Fixed Rate Notes (the
                                  "Fixed Rate Notes")
                                  $250,056,000 Class A-2 Floating Rate Notes
                                  $113,175,000 Class A-3 Floating Rate Notes

                                  (The Class A-2 Notes and the Class A-3 Notes, together "the Floating Rate Notes")

                                  The balance of each class of Notes is subject to a variance of +/- 5%

                                  The Class A-1 Fixed Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group I. The Class A-2 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group II. The Class A-3 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group III.

Note Ratings:                     The Notes are expected to receive the
                                  following ratings from Moody's Investors
                                  Service, Inc. and Standard & Poor's

                                       Class        Moody's        S&P
                                       -----        -------        ---
                                       A-1          Aaa            AAA
                                       A-2          Aaa            AAA
                                       A-3          Aaa            AAA

Note Insurer:                     Ambac Assurance Corporation

Backup Master Servicer:           Countrywide Home Loans, Inc.

Underwriter:                      Lehman Brothers

Expected Pricing Date:            Week of November 11, 2002

Closing Date:                     On or about November 21, 2002

Cut-off Date:                     Close of business on October 31, 2002 after
                                  giving effect to scheduled payments of
                                  principal due on or prior to November 1, 2002

Payment Dates:                    25th day of each month, or if such day is not
                                  a Business Day the next succeeding Business
                                  Day (first Payment Date: December 26, 2002).

Final Scheduled                   Class A-1:  The Payment Date in
Payment Date:                                 January 25, 2033
                                  Class A-2:  The Payment Date in
                                              February 25, 2033
                                  Class A-3:  The Payment Date in
                                              January 25, 2033

Delay Days:                       Fixed Rate Notes:  24 days
                                  Floating Rate Notes:  0 days
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Accrual Period:                   Fixed Rate Notes: the calendar month preceding
                                  the related Payment Date
                                  Floating Rate Notes: from and including the prior Payment Date (or in the case of the December 26, 2002 Payment Date, from the
                                  Closing Date) to but excluding the current
                                  Payment Date

Day Count:                        Fixed Rate Notes:  30/360
                                  Floating Rate Notes:  Actual/360

Servicing Fee:                    One-twelfth of the product of 0.485% per annum
                                  and the scheduled principal balance of the Mortgage Loans at the beginning of the related
                                  Due Period.

Backup Master                     One-twelfth of the product of 0.015% per annum
Servicing Fee:                    and the scheduled principal balance of the
                                  Mortgage Loans at the beginning of the related
                                  Due Period (under certain circumstances may exceed one-twelfth of 0.015% per annum for the related Due Period).

Clearing:                         DTC, Clearstream and Euroclear

Denomination:                     Minimum $25,000; increments of $1,000.

SMMEA Eligibility:                The Notes are expected to be SMMEA eligible.

ERISA Eligibility:                The Notes are expected to be ERISA eligible.

Tax Status:                       Debt for Federal income tax purposes.

Mortgage Loans:                   Consists of three groups:

                                  Group I consists of $134,000,983.34 fixed mortgage loans secured by first lien, level pay and balloon mortgages (the "Group I Mortgage Loans").

                                  Group II consists of $187,542,191.98
                                  adjustable rate mortgage loans secured by first lien, level pay mortgages that conform to FNMA/FHLMC guidelines (the "Group II Mortgage Loans").

                                  Group III consists of $84,881,908.52
                                  adjustable rate mortgage loans secured by first lien, level pay mortgages (the "Group III Mortgage Loans").

Pre-Funding Account:              As of the Closing Date, three Pre-Funding
                                  Accounts will be established and approximately
                                  $135,475,027.95 will be deposited into these accounts in aggregate. Funds in these accounts will be used to purchase Mortgage Loans (the
                                  "Subsequent Mortgage Loans") during the
                                  Pre-Funding Period for addition to the
                                  respective sub-trust. The Pre-Funding Period will last no more than 30 days following the Closing Date. Any amounts on deposit in the Pre-Funding Account at the end of the Pre-Funding Period that are not used to purchase Subsequent Mortgage Loans will be paid as principal on the related Class of Notes on the Payment Date in the month following the month during which the Pre-Funding Period ends.

                                  Group I Pre-Funding Account will be
                                  $44,666,994.45 as of the Closing Date.

                                  Group II Pre-Funding Account will be
                                  $62,514,064.00 as of the Closing Date.

                                  Group III Pre-Funding Account will be
                                  $28,293,969.51 as of the Closing Date.

Capitalized Interest Account:     On the Closing Date, certain amounts will be
                                  deposited into a Capitalized Interest Account
                                  to cover possible interest shortfalls on the
                                  Notes during the Pre-Funding Period as a
                                  result of the Pre-Funding feature.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Credit Enhancement:               100% Ambac note insurance policy

                                  Excess Interest: excess interest will be used to create, increase and maintain a required level of overcollateralization for each Class of Notes.

                                  Overcollateralization: the required amount of overcollateralization for Group I, Group II and Group III Mortgage Loans is based on certain minimum and maximum levels of overcollateralization and on the performance of the Mortgage Loans, for each respective loan group.

                                    Group I:                  Groups II & III:
                                    --------                  ----------------
                                    Initial:     0.00%        Initial:     0.00%
                                    Target:      1.75%        Target:      3.10%
                                    Stepdown:    3.50%        Stepdown:    6.20%
                                    Floor:       0.50%        Floor:       0.50%

                                  Cross-collateralization: On each Payment Date, excess interest from one loan group will be available to fund payment priorities (ii),
                                  (iii) and (iv) under "Payment Priority" below with respect to the other loan groups.

                                  Reserve Account: On each Payment Date, excess interest from a loan group remaining after funding the overcollateralization increase amount for each group is paid into the reserve account until the funds on deposit in the reserve account equal the Specified Reserve Amount.

Clean-up Call Date:               The Sponsor may, at its option, terminate the
                                  sub-trust with respect to the Group I Mortgage
                                  Loans on any Payment Date when the outstanding principal balance of the Class A-1 Notes is equal to or less than 10% of the original principal balance of the Class A-1 Notes, provided that overcollateralization with respect to Group II and Group III is currently funded at its target.

                                  Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group II Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-2 Notes is equal to or less than 10% of the original principal balance of the Class A-2 Notes, provided that overcollateralization with respect to Group I and Group III is currently funded at its target.

                                  Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group III Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-3 Notes is equal to or less than 10% of the original principal balance of the Class A-3 Notes, provided that overcollateralization with respect to Group I and Group II is currently funded at its target.

                                  In addition, to the extent that the Sponsor
                                  has not previously exercised its call option
                                  with respect to each group of Mortgage Loans, the Sponsor has the option to terminate the entire trust on any Payment Date when the aggregate outstanding principal balance of the Notes is equal to or less than 10% of the original aggregate principal balance of the Notes.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Clean-up Call Date (continued):   If the Sponsor does not elect to exercise the
                                  Clean-up Call with respect to the Class A-1
                                  Notes, the Class A-1 Note Rate will increase by 0.75% in the next Payment Date.

      Step-Up Margin:             If the Sponsor does not elect to exercise the
                                  Clean-up Call with respect to the Class A-2
                                  Notes, the margin with respect to the Class
                                  A-2 Notes will increase to twice the initial margin in the next Payment Date.

                                  If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-3 Notes, the margin with respect to the Class A-3 Notes will increase to twice the initial margin in the next Payment Date.

                                  If the Sponsor does not elect to exercise the Clean-up Call with respect to the entire trust, the Class A-1 Note Rate will increase by 0.75% in the next Payment Date, the margin with respect to the Class A-2 Notes will increase to twice the initial margin in the next Payment Date and the margin with respect to the Class A-3 Notes will increase to twice the initial margin in the next Payment Date, in each case only to the extent that the related coupon or margin have not already stepped up.

      Auction Sale:               If the Sponsor does not elect to exercise the
                                  Clean-up Call with respect to a particular class of Notes within three months after the Clean-up Call Date, then, on the following
                                  Payment Date the Indenture Trustee will begin an auction process to sell the remaining mortgage loans in the related sub-trust.
                                  Generally, the amounts received from the Auction Sale must be sufficient to allow the Indenture Trustee to redeem the Notes for an amount equal to the aggregate outstanding principal balance of the related Class of Notes, plus all accrued and unpaid interest thereon including shortfalls of interest carryforward amounts (including, with respect to the Class A-2 Notes, any Class A-2 Net WAC
                                  Cap Carryforward Amount and with respect to the Class A-3 Notes, any Class A-3 Net WAC Cap
                                  Carryforward Amount), including unreimbursed advances due and owing to the Master Servicer and amounts due and owing to the Note Insurer.

                                  However, in certain limited circumstances
                                  (with consent of 66 2/3% of the outstanding principal balance of the related class of Notes and consent of the Note Insurer), the Mortgage Loans remaining in the related sub-trust after the Clean-up Call may be sold for less than the full amount stated above. Additionally, to the extent that the Auction Sale does not produce sufficient proceeds and the noteholders do not consent to sell the mortgage loans for less than the full amount stated above, the Note Insurer may exercise the Clean-up Call with respect to a particular Class or Classes of Notes for the full amount stated above.

      Full Turbo:                 In addition, so long as the auction process
                                  continues with respect to a group, all
                                  payments from such group that would normally be distributed to the ownership interest in the trust will be used to pay down the Notes relating to such group and all payments from the other group or groups that are not participating in the Auction Process that would normally be distributed to the ownership interest in the trust will be deposited in the reserve account.

Advancing:                        The Master Servicer will be required to
                                  advance amounts representing delinquent
                                  payments of scheduled principal and interest,
                                  as well as expenses to preserve and to protect
                                  the value of collateral, in each case to the
                                  extent considered recoverable. The Backup
                                  Master Servicer will be obligated to make
                                  these advances in the event that the Master
                                  Servicer does not do so. Reimbursement of
                                  these advances is senior to payments to
                                  noteholders.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Principal Payments:               The amount of principal payable with respect
                                  to each Class of Notes on each Payment Date will consist of the following amounts received in connection with the related group of Mortgage Loans:

                                  -     scheduled principal payments due from
                                        the second day of the prior month to and including the first day of the current month (the "Due Period");

                                  -     prepayments in full received from the
                                        sixteenth day of the prior month to and
                                        including the fifteenth day of the
                                        current month (the "Prepayment Period");

                                  -     partial prepayments and other
                                        unscheduled payments of principal
                                        received during the prior calendar
                                        month;

                                  -     for the Payment Date in the month
                                        following the end of the Pre-Funding
                                        Period, any remaining amount on deposit
                                        in the related Pre-Funding Account

                                  plus any accelerated principal payments, funded from available excess interest, which prior to the Clean-up Call Date will be paid to the extent needed to reach and maintain the required level of overcollateralization with respect to the related Class of Notes, and three Payment Dates following the first possible exercise of the Clean-up Call all of which will be used to accelerate repayment of the related class of Notes.

                                  As of the Closing Date, in respect of
                                  principal payments, the trust estate for each respective group will consist of all scheduled collections due after November 1, 2002 and all unscheduled collections received on or after November 1, 2002 with respect to the Mortgage Loans in such group.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Payment Priority:                 On each Payment Date, the Indenture Trustee
                                  will make payments from amounts received in respect of each group of Mortgage Loans, net of the Servicing Fee and advances reimbursable to the Master Servicer or Backup Master
                                  Servicer, to the holders of the related class of Notes and reimbursement to the Note Insurer under the insurance agreement, to the extent of funds, including any Insured Payments, on deposit in the related payment account, as follows:

                                  (i)    the Indenture Trustee fee; the Owner
                                         Trustee fee; the Note Insurer premium;
                                         the Backup Master Servicer fee, in each
                                         case, with respect to the related Class
                                         of Notes;

                                  (ii)   the Interest Payment Amount for the
                                         related Class of Notes;

                                  (iii)  the Base Principal Payment Amount for
                                         the related Class of Notes;

                                  (iv)   the Overcollateralization Deficit, if
                                         any, for the related Class of Notes;

                                  (v) pari passu, to the holders of the other classes of Notes, any shortfall in the amounts specified in (ii), (iii) and
                                         (iv) above after application of amounts
                                         received in respect of the group of
                                         Mortgage Loans related to such other
                                         Classes of Notes, allocated to each
                                         such other class on the basis of the
                                         amount of each such shortfall;

                                  (vi) to the Note Insurer, the reimbursement amount for the related Class of Notes as of such Payment Date;

                                  (vii) to the Note Insurer, the reimbursement amount for the other Classes of Notes as of such Payment Date, to the extent not already reimbursed;

                                  (viii) the overcollateralization increase
                                         amount for the related Class of Notes;

                                  (ix)   to the Reserve Account, the amount
                                         necessary for the balance of such
                                         account to equal the applicable
                                         Specified Reserve Amount;

                                  (x) to the holders of the related Class of Floating Rate Notes, the related Net WAC Cap Carry-Forward Amount;

                                  (xi) to the Master Servicer, any amount due to it with respect to the related group; and

                                  (xii)  to the holders of the trust
                                         certificates, any remaining available
                                         funds.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Class A-1 Note Interest:          The Class A-1 Note Rate will be equal to the
                                  rate established at pricing, provided that, on any Payment Date after the related Clean-up
                                  Call Date, the Class A-1 Note Rate will
                                  increase by 0.75%.

                                  The Class A-1 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-1 Notes, reduced by any interest shortfalls on the Group I Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-1 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-1 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

                                  The Class A-1 Carry-Forward Amount: for any
                                  Payment Date will be the sum of (a) the
                                  amount, if any, by which (x) the Class A-1
                                  Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause
                                  (a), calculated at an interest rate equal to the Class A-1 Note Rate.

Class A-2 Note Interest:          The Class A-2 Note Rate will be equal to the
                                  lesser of (a) the Class A-2 Formula Rate and
                                  (b) the Class A-2 Net WAC Cap Rate.

                                  The Class A-2 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) 13%.

                                  The Class A-2 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-2 Notes, reduced by any interest shortfalls on the Group II Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-2 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-2 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

                                  The Class A-2 Carry-Forward Amount for any
                                  Payment Date will be the sum of (a) the
                                  amount, if any, by which (x) the Class A-2
                                  Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-2 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause
                                  (a), calculated at an interest rate equal to
                                  the Class A-2 Formula Rate.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Class A-3 Note Interest:          The Class A-3 Note Rate will be equal to the
                                  lesser of (a) the Class A-3 Formula Rate and
                                  (b) the Class A-3 Net WAC Cap Rate.

                                  The Class A-3 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) 13%.

                                  The Class A-3 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-3 Notes, reduced by any interest shortfalls on the Group III Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-3 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-3 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

                                  The Class A-3 Carry-Forward Amount for any
                                  Payment Date will be the sum of (a) the
                                  amount, if any, by which (x) the Class A-3
                                  Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-3 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause
                                  (a), calculated at an interest rate equal to
                                  the Class A-3 Formula Rate.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Class A-2 Net WAC Cap:            Class A-2 Net WAC Cap Rate is per annum rate
                                  equal to the product of (i) the weighted average mortgage interest rate with respect to the Group II Mortgage Loans, less the Note
                                  Insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.50% and (ii) 30 divided by the number of days in the related Accrual
                                  Period.

                                  Class A-2 Net WAC Cap Carry-Forward Amount:
                                  With respect to the Class A-2 Notes and any Payment Date, the sum of

                                  (i) the excess, if any, of (x) the Class A-2 current interest calculated at the Class A-2 Formula Rate over (y) the Class A-2 current interest calculated at the Class A-2 Net WAC Cap Rate, in each case as of such Payment Date, and

                                  (ii)  the amount calculated under clause (i)
                                        above remaining unpaid from any previous
                                        Payment Date, with interest thereon at
                                        the Class A-2 Formula Rate.

Class A-3 Net WAC Cap:            Class A-3 Net WAC Cap Rate is per annum rate
                                  equal to the product of (i) the weighted average mortgage interest rate with respect to the Group III Mortgage Loans, less the Note
                                  Insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.50% and (ii) 30 divided by the number of days in the related Accrual
                                  Period.

                                  Class A-3 Net WAC Cap Carry-Forward Amount:
                                  With respect to the Class A-3 Notes and any Payment Date, the sum of

                                  (iii) the excess, if any, of (x) the Class A-3
                                        current interest calculated at the Class
                                        A-3 Formula Rate over (y) the Class A-3
                                        current interest calculated at the Class
                                        A-3 Net WAC Cap Rate, in each case as of such Payment Date, and

                                  (iv)  the amount calculated under clause (i)
                                        above remaining unpaid from any previous
                                        Payment Date, with interest thereon at
                                        the Class A-3 Formula Rate.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Base Principal Payment Amount:    Base Principal Payment Amount for any group of
                                  Mortgage Loans and any Payment Date will be the lesser of:

                                  (a)    the excess of (x) the sum, as of such
                                         Payment Date, of (A) the available
                                         amount for such group and (B) any
                                         Insured Payment with respect to the
                                         related class of Notes over (y) the sum
                                         of the interest payment amount for such
                                         group; and

                                  (b)    the sum, without duplication, of:

                                         (i)    all scheduled principal payments
                                                due and collected (or advanced)
                                                for the prior due period, plus
                                                all prepayments in full received
                                                during the prior prepayment
                                                period, plus all partial
                                                prepayments and other
                                                unscheduled recoveries of
                                                principal (other than
                                                prepayments in full) plus the
                                                principal portion of all
                                                insurance proceeds received
                                                during the prior calendar month,
                                                less related servicing and
                                                delinquency advances, in each
                                                case, for the related group of
                                                Mortgage Loans;

                                         (ii)   the principal balance of each
                                                Mortgage Loan that was
                                                repurchased by the Sponsor on
                                                the related servicer remittance
                                                date from such group to the
                                                extent such principal balance is
                                                actually received by the
                                                Indenture Trustee and less any
                                                related reimbursements of
                                                delinquency advances or of
                                                servicing advances to the Master
                                                Servicer;

                                         (iii)  any substitution adjustments
                                                delivered by the Sponsor on the
                                                related servicer remittance date
                                                in connection with a
                                                substitution of a Mortgage Loan
                                                in such group, to the extent
                                                such substitution adjustments
                                                are actually received by the
                                                Indenture Trustee;

                                         (iv)   the net liquidation proceeds
                                                actually collected by the Master
                                                Servicer on all Mortgage Loans
                                                in such group during the
                                                preceding calendar month -- to
                                                the extent such net liquidation
                                                proceeds relate to principal;

                                         (v)    the proceeds received by the
                                                Indenture Trustee upon the
                                                exercise by the Sponsor of its
                                                option to call the related class
                                                of Notes -- to the extent such
                                                proceeds relate to principal;

                                         (vi)   the proceeds received by the
                                                Indenture Trustee upon the
                                                exercise by the Sponsor of its
                                                option to terminate the Trust --
                                                to the extent such proceeds
                                                relate to principal -- allocable
                                                to such group;

                                         (vii)  any amounts remaining in the
                                                Pre-Funding Account at the end
                                                of the Pre-Funding Period;

                                         (viii) any amount that the Note Insurer
                                                has elected to pay as principal
                                                -- including liquidated loan
                                                losses -- prior to any remaining
                                                overcollateralization deficit;
                                                minus

                                         (ix)   the amount of any
                                                overcollateralization reduction
                                                amount for such group for such
                                                Payment Date.

                                  In no event will the Base Principal Payment
                                  Amount for a group with respect to any Payment Date be (x) less than zero or (y) greater than the then outstanding principal balance for the related Class of Notes.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Specified Reserve Amount:         With respect to each group of Mortgage Loans
                                  and any Payment Date, the difference between
                                  (x) the specified overcollateralization amount for each mortgage loan group on such Payment
                                  Date and (y) the overcollateralization amount for each mortgage loan group on such Payment
                                  Date.

Overcollateralization Deficit:    For any Payment Date, the amount, if any, by
                                  which the aggregate note principal balance of a Class of Notes, after payment of the Base
                                  Principal Payment Amount for such group, but before taking into account any principal payment funded from Excess Interest, the Reserve Fund or any Insured Payment, exceeds the aggregate scheduled principal balances of the Mortgage Loans in the related group plus the amounts in the related Pre-Funding Account as of the close of business on the last day of the prior calendar month, after adjustment to reflect scheduled principal payments due during the related Due Period, prepayments in full received during the related prepayment period and partial principal prepayments received during the prior calendar month.

Insured Amount:                   For any Class of Notes and any Payment Date,
                                  the sum of,

                                  (i)   the related Interest Payment Amount;

                                  (ii)  the remaining Overcollateralization
                                        Deficit allocable to the related group
                                        for that Payment Date; and

                                  (iii) without duplication of the amount
                                        specified in (i) and (ii), on the
                                        Payment Date which is the Final
                                        Scheduled Payment Date, the aggregate
                                        outstanding principal balance for the
                                        related Class of Notes.

Insured Payment:                  For any Class of Notes and any Payment Date
                                  will equal the amount by which the Insured
                                  Amount for the related group and the Payment
                                  Date exceeds the sum of (i) the related
                                  available amount for that Payment Date plus
                                  (ii) any amount transferred on the Payment
                                  Date to that payment account from another
                                  group's payment account, or from the Reserve
                                  Account.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

          Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
  The sum of the percentages in the summary may not add to 100% due to rounding

--------------------------------------------------------------------------------
Total Number of Loans                                                        927

Total Outstanding Loan Balance                                   $134,000,983.34

Average Loan Principal Balance                                       $144,553.38

Balloon (% of Total Balance)                                              17.46%

Weighted Average Coupon                                                   7.379%

Weighted Average Original Term (months)                                      315

Weighted Average Remaining Term (months)                                     314

Weighted Average Original LTV                                             77.38%

Lien Position (first/second)                                     100.00% / 0.00%

Loans Subject to Prepayment Penalties                                    100.00%

Property Type
        Single Family                                                     84.49%
        PUD                                                                7.53%
        2-4 Family                                                         2.76%
        Condominium                                                        4.06%
        Manufactured Housing                                               0.55%
        Townhouse                                                          0.62%

Loan Purpose
        Cashout Refinance                                                 72.57%
        Rate/Term Refinance                                               13.74%
        Purchase                                                          13.70%

Occupancy Status
        Owner Occupied                                                    95.83%
        Non-Owner Occupied                                                 4.17%

Loan Documentation
        Full                                                              82.46%
        Stated                                                            17.13%
        Limited                                                            0.40%

Geographic Distribution                                           CA      43.15%
(Other states account individually for less than 5%               FL       7.75%
of the Fixed Rate Mortgage Loan Group principal balance.)         NY       6.32%
                                                                  PA       5.45%
Weighted Average FICO                                                        654

Days Delinquent
        Current                                                           99.90%
        30 - 59 Days                                                       0.10%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GROUP I
                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------------------------------------------------------------
           Number of       Cut-off Date Aggregate    Percentage of Cut-off Date
State    Mortgage Loans       Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------
CA                  316            $57,820,683.45                         43.15%
FL                  109             10,378,945.50                           7.75
NY                   50              8,472,107.60                           6.32
PA                   56              7,308,996.96                           5.45
WA                   40              5,771,436.54                           4.31
OR                   30              4,037,319.28                           3.01
CO                   25              3,858,236.82                           2.88
OH                   36              3,806,617.38                           2.84
IN                   31              3,071,407.92                           2.29
CT                   16              3,049,173.19                           2.28
MD                   19              2,904,407.80                           2.17
AZ                   24              2,695,182.62                           2.01
GA                   23              2,698,084.85                           2.01
MI                   19              2,307,129.67                           1.72
TX                   24              2,185,525.79                           1.63
KY                   17              1,508,955.70                           1.13
NJ                    8              1,474,943.86                           1.10
RI                    7              1,293,508.22                           0.97
MA                    6              1,145,168.41                           0.85
IL                   11              1,122,670.74                           0.84
UT                    6              1,024,876.85                           0.76
VA                    7                874,918.04                           0.65
HI                    3                685,554.00                           0.51
NH                    4                656,064.36                           0.49
MO                    7                649,887.21                           0.48
WI                    5                464,817.31                           0.35
KS                    2                415,094.53                           0.31
NV                    4                411,714.36                           0.31
MN                    3                292,201.31                           0.22
LA                    4                252,755.78                           0.19
NC                    2                233,665.16                           0.17
SC                    2                219,713.32                           0.16
ME                    2                200,958.09                           0.15
NM                    2                190,331.50                           0.14
WV                    2                151,926.43                           0.11
MS                    2                131,901.75                           0.10
WY                    1                108,708.76                           0.08
NE                    1                 93,442.27                           0.07
OK                    1                 31,950.00                           0.02
--------------------------------------------------------------------------------
Total:              927           $134,000,983.34                        100.00%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------
           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
  The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                       GROUP I
                                           CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
        Range of Cut-off Date               Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
        Principal Balance ($)            Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                   37             $1,608,974.14                          1.20%
50,000.01 - 100,000.00                            308             23,915,606.45                          17.85
100,000.01 - 150,000.00                           252             31,417,640.35                          23.45
150,000.01 - 200,000.00                           155             26,745,123.29                          19.96
200,000.01 - 250,000.00                            70             15,680,627.32                          11.70
250,000.01 - 300,000.00                            43             11,666,195.15                           8.71
300,000.01 - 350,000.00                            28              8,957,220.77                           6.68
350,000.01 - 400,000.00                            16              6,037,637.90                           4.51
400,000.01 - 450,000.00                            12              5,090,677.09                           3.80
450,000.01 - 500,000.00                             6              2,881,280.89                           2.15
--------------------------------------------------------------------------------------------------------------------
Total:                                            927           $134,000,983.34                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                       GROUP I
                                           ORIGINAL LOAN- TO- VALUE RATIOS
--------------------------------------------------------------------------------------------------------------------
          Range of Original                Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
       Loan-to-Value Ratios (%)          Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
10.001 - 20.000                                    1                $60,952.41                           0.05%
20.001 - 30.000                                   13                921,898.40                            0.69
30.001 - 40.000                                   16              1,702,478.91                            1.27
40.001 - 50.000                                   26              3,228,408.05                            2.41
50.001 - 60.000                                   46              6,804,833.40                            5.08
60.001 - 70.000                                   90             12,843,817.31                            9.58
70.001 - 80.000                                  401             60,574,417.03                           45.20
80.001 - 90.000                                  334             47,864,177.81                           35.72
--------------------------------------------------------------------------------------------------------------------
Total:                                           927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
  The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                               GROSS INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
          Range of Mortgage                 Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                     10             $2,089,226.06                          1.56%
6.001 - 6.500                                     94             15,571,159.99                          11.62
6.501 - 7.000                                    243             39,526,509.46                          29.50
7.001 - 7.500                                    217             31,565,434.45                          23.56
7.501 - 8.000                                    180             25,588,955.14                          19.10
8.001 - 8.500                                     72              8,702,552.02                           6.49
8.501 - 9.000                                     65              6,894,127.37                           5.14
9.001 - 9.500                                     24              2,378,372.10                           1.77
9.501 - 10.000                                    15              1,199,102.00                           0.89
10.001 - 10.500                                    2                133,301.66                           0.10
10.501 - 11.000                                    3                191,155.75                           0.14
11.001 - 11.500                                    1                116,409.60                           0.09
12.001 - 12.500                                    1                 44,677.74                           0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                           927           $134,000,983.34                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                            ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Original Terms to Maturity       Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                         249            $30,314,594.11                          22.62%
181 - 240                                        32              4,206,679.31                            3.14
241 - 300                                         3                411,312.07                            0.31
301 - 360                                       643             99,068,397.84                           73.93
--------------------------------------------------------------------------------------------------------------------
Total:                                          927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                            REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Remaining Terms to Maturity      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                          249            $30,314,594.11                          22.62%
181 - 240                                         32              4,206,679.31                            3.14
241 - 300                                          3                411,312.07                            0.31
301 - 360                                        643             99,068,397.84                           73.93
--------------------------------------------------------------------------------------------------------------------
Total:                                           927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
  The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                          SEASONING OF THE MORTAGE LOANS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Age (months)                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0                                               296            $43,715,607.11                          32.62%
1                                               299             44,722,009.92                           33.37
2                                               317             43,995,152.31                           32.83
3                                                14              1,470,634.79                            1.10
5                                                 1                 97,579.21                            0.07
--------------------------------------------------------------------------------------------------------------------
Total:                                          927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                 AMORTIZATION TYPE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Amortization Method                      Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Balloon                                         181            $23,390,321.20                          17.46%
Fully Amortizing                                746            110,610,662.14                           82.54
--------------------------------------------------------------------------------------------------------------------
Total:                                          927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                  OCCUPANCY STATUS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
 Occupancy Status                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Owner Occupied                                 877           $128,416,722.54                          95.83%
Non-Owner Occupied                              50              5,584,260.79                            4.17
--------------------------------------------------------------------------------------------------------------------
Total:                                         927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                   PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Property Type                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Single Family                                   781           $113,219,004.18                          84.49%
PUD                                              61             10,084,000.28                            7.53
Condo                                            50              5,438,806.10                            4.06
2-4 Family                                       21              3,694,574.08                            2.76
Townhouse                                         5                828,431.83                            0.62
Manufactured Housing                              9                736,166.87                            0.55
--------------------------------------------------------------------------------------------------------------------
Total:                                          927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
  The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                              PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
      Prepayment Penalty (years)         Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.001 - 1.000                                     56             $9,350,744.99                          6.98%
1.001 - 2.000                                      7              1,292,934.49                           0.96
2.001 - 3.000                                    172             29,383,527.50                          21.93
3.001 - 4.000                                      4                652,852.73                           0.49
4.001 - 5.000                                    688             93,320,923.63                          69.64
--------------------------------------------------------------------------------------------------------------------
Total:                                           927           $134,000,983.34                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                    LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
 Loan Purpose                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                             657            $97,239,891.61                          72.57%
Rate/Term Refinance                            148             18,405,115.01                           13.74
Purchase                                       122             18,355,976.72                           13.70
--------------------------------------------------------------------------------------------------------------------
Total:                                         927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                 LOAN DOCUMENTATION
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
 Loan Documentation                      Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Full                                            784           $110,501,043.70                          82.46%
Stated                                          140             22,957,693.52                           17.13
Limited                                           3                542,246.12                            0.40
--------------------------------------------------------------------------------------------------------------------
Total:                                          927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
  The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                    FICO SCORE
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
              FICO Score                 Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
521 - 540                                          8               $876,282.94                          0.65%
541 - 560                                         20              2,734,885.22                           2.04
561 - 580                                         52              6,433,898.69                           4.80
581 - 600                                         70              8,359,109.90                           6.24
601 - 620                                        106             14,539,093.67                          10.85
621 - 640                                        170             24,045,879.86                          17.94
641 - 660                                        150             22,018,986.86                          16.43
661 - 680                                        119             18,620,473.02                          13.90
681 - 700                                         77             12,454,680.34                           9.29
701 - 720                                         54              8,630,752.98                           6.44
721 - 740                                         41              6,472,864.17                           4.83
741 - 760                                         27              4,845,876.68                           3.62
761 - 780                                         20              2,587,197.68                           1.93
781 - 800                                          9                996,214.56                           0.74
801 - 820                                          4                384,786.76                           0.29
--------------------------------------------------------------------------------------------------------------------
Total:                                           927           $134,000,983.34                        100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Number of Loans                                                      1,172

Total Outstanding Loan Balance                                   $187,542,191.98

Average Loan Principal Balance                                       $160,018.94

Weighted Average Coupon                                                   7.475%

Weighted Average Margin                                                    6.16%

Weighted Average Original Term (months)                                      360

Weighted Average Remaining Term (months)                                     359

Weighted Average Maximum Rate                                             14.48%

Weighted Average Periodic Cap                                              1.50%

Weighted Average Initial Periodic Cap                                      1.50%

Weighted Average Floor                                                     7.48%

Weighted Average Original LTV                                             80.85%

Lien Position (first/second)                                     100.00% / 0.00%

Loans Subject to Prepayment Penalties                                    100.00%

Property Type
        Single Family                                                     72.60%
        PUD                                                               15.10%
        Condominium                                                        8.94%
        2-4 Family                                                         2.38%
        Townhouse                                                          0.91%

Loan Purpose
        Cashout Refinance                                                 42.21%
        Purchase                                                          48.34%
        Rate/Term Refinance                                                9.39%
        Construction Permanent                                             0.06%

Occupancy Status
        Owner Occupied                                                    97.96%
        Non-Owner Occupied                                                 2.04%

Loan Documentation
        Full                                                              78.15%
        Stated                                                            21.15%
        Limited                                                            0.70%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type
        2/28 - ARM                                                        17.00%
        3/27 - ARM                                                        83.00%

Geographic Distribution
(Other states account individually for less than 5% of the         CA     46.80%
Adjustable Rate Loan Group principal balance.)                     IL      5.53%

Weighted Average FICO                                                        637

Days Delinquent
     Current                                                              99.75%
     30 - 59                                                               0.25%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                 GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
State                                    Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
CA                                                    456            $87,764,529.31                          46.80%
IL                                                     64             10,379,057.54                            5.53
FL                                                     66              8,829,776.72                            4.71
AZ                                                     53              6,357,031.23                            3.39
MD                                                     33              6,266,885.55                            3.34
VA                                                     32              5,362,379.03                            2.86
WA                                                     30              5,276,467.21                            2.81
GA                                                     45              5,259,742.64                            2.80
CT                                                     34              5,137,949.01                            2.74
OR                                                     30              4,294,824.21                            2.29
MI                                                     33              3,875,539.66                            2.07
TX                                                     30              3,394,569.25                            1.81
OH                                                     34              3,304,560.24                            1.76
NJ                                                     18              3,262,064.93                            1.74
CO                                                     19              3,182,893.19                            1.70
MA                                                     16              2,970,057.21                            1.58
IN                                                     27              2,893,077.66                            1.54
PA                                                     22              2,614,643.47                            1.39
UT                                                     17              2,281,228.90                            1.22
MO                                                     22              2,089,623.65                            1.11
KY                                                     20              1,999,270.46                            1.07
RI                                                      9              1,587,748.58                            0.85
HI                                                      5              1,279,819.73                            0.68
NV                                                      8              1,219,076.70                            0.65
NC                                                      6              1,144,113.91                            0.61
SC                                                      7                936,318.16                            0.50
KS                                                      8                862,619.69                            0.46
NH                                                      6                805,818.80                            0.43
MN                                                      4                621,280.01                            0.33
ID                                                      5                567,788.59                            0.30
WI                                                      3                527,884.24                            0.28
LA                                                      3                319,529.51                            0.17
MS                                                      2                250,912.08                            0.13
DE                                                      2                231,051.80                            0.12
WY                                                      1                197,600.00                            0.11
OK                                                      2                194,459.12                            0.10
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
          Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
        Range of Cut-off Date              Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
        Principal Balance ($)            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                       14               $639,978.73                           0.34%
50,000.01 - 100,000.00                                236             18,858,539.69                           10.06
100,000.01 - 150,000.00                               357             44,088,271.31                           23.51
150,000.01 - 200,000.00                               236             41,480,293.42                           22.12
200,000.01 - 250,000.00                               186             42,000,690.38                           22.40
250,000.01 - 300,000.00                               124             33,709,774.30                           17.97
300,000.01 - 350,000.00                                10              3,203,688.40                            1.71
350,000.01 - 400,000.00                                 7              2,613,018.54                            1.39
450,000.01 - 500,000.00                                 2                947,937.21                            0.51
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                           ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
       Loan-to-Value Ratios (%)          Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
20.001 - 30.000                                         2               $114,945.04                           0.06%
30.001 - 40.000                                         2                129,899.00                            0.07
40.001 - 50.000                                         6                688,868.36                            0.37
50.001 - 60.000                                        19              2,563,072.41                            1.37
60.001 - 70.000                                        52              7,681,905.26                            4.10
70.001 - 80.000                                       737            119,686,112.07                           63.82
80.001 - 90.000                                       354             56,677,389.85                           30.22
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                               GROSS INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
Range of Mortgage                          Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Interest Rates (%)                       Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                           3               $510,856.75                           0.27%
5.501 - 6.000                                          38              7,207,364.53                            3.84
6.001 - 6.500                                         136             23,812,031.17                           12.70
6.501 - 7.000                                         282             47,192,329.95                           25.16
7.001 - 7.500                                         261             40,431,024.93                           21.56
7.501 - 8.000                                         103             21,407,394.10                           11.41
8.001 - 8.500                                         167             23,116,428.45                           12.33
8.501 - 9.000                                         128             17,220,377.77                            9.18
9.001 - 9.500                                          26              3,470,125.59                            1.85
9.501 - 10.000                                         20              2,392,376.07                            1.28
10.001 - 10.500                                         7                730,919.22                            0.39
10.501 - 11.000                                         1                 50,963.45                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                              RANGE OF GROSS MARGINS
--------------------------------------------------------------------------------------------------------------------
     Range of                              Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Gross Margins (%)                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                           2               $425,350.44                           0.23%
4.001 - 4.500                                          26              4,963,016.33                            2.65
4.501 - 5.000                                          98             18,059,432.40                            9.63
5.001 - 5.500                                         233             39,919,848.00                           21.29
5.501 - 6.000                                         266             41,921,620.82                           22.35
6.001 - 6.500                                         156             26,903,903.03                           14.35
6.501 - 7.000                                         146             22,763,396.13                           12.14
7.001 - 7.500                                         125             17,489,936.22                            9.33
7.501 - 8.000                                          81             10,653,402.72                            5.68
8.001 - 8.500                                          26              3,069,942.78                            1.64
8.501 - 9.000                                           8                911,137.88                            0.49
9.001 - 9.500                                           4                410,241.78                            0.22
9.501 - 10.000                                          1                 50,963.45                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          MAXIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Maximum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                                         3               $510,856.75                           0.27%
12.501 - 13.000                                        38              7,207,364.53                            3.84
13.001 - 13.500                                       136             23,812,031.17                           12.70
13.501 - 14.000                                       282             47,192,329.95                           25.16
14.001 - 14.500                                       261             40,431,024.93                           21.56
14.501 - 15.000                                       103             21,407,394.10                           11.41
15.001 - 15.500                                       167             23,116,428.45                           12.33
15.501 - 16.000                                       128             17,220,377.77                            9.18
16.001 - 16.500                                        26              3,470,125.59                            1.85
16.501 - 17.000                                        20              2,392,376.07                            1.28
17.001 - 17.500                                         7                730,919.22                            0.39
17.501 - 18.000                                         1                 50,963.45                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          MINIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Minimum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                           3               $510,856.75                           0.27%
5.501 - 6.000                                          38              7,207,364.53                            3.84
6.001 - 6.500                                         136             23,812,031.17                           12.70
6.501 - 7.000                                         282             47,192,329.95                           25.16
7.001 - 7.500                                         260             40,282,224.93                           21.48
7.501 - 8.000                                         103             21,407,394.10                           11.41
8.001 - 8.500                                         168             23,265,228.45                           12.41
8.501 - 9.000                                         128             17,220,377.77                            9.18
9.001 - 9.500                                          26              3,470,125.59                            1.85
9.501 - 10.000                                         20              2,392,376.07                            1.28
10.001 - 10.500                                         7                730,919.22                            0.39
10.501 - 11.000                                         1                 50,963.45                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                      MONTH AND YEAR OF NEXT RATE CHANGE DATE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Month of Next Rate Change Date           Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
May 2004                                                1               $192,858.90                           0.10%
August 2004                                             8              1,244,771.34                            0.66
September 2004                                         79             13,284,972.93                            7.08
October 2004                                           60             10,175,981.79                            5.43
November 2004                                          45              6,977,703.97                            3.72
July 2005                                               1                211,795.72                            0.11
August 2005                                            40              5,905,178.93                            3.15
September 2005                                        361             57,343,962.13                           30.58
October 2005                                          315             51,120,030.02                           27.26
November 2005                                         261             40,945,016.27                           21.83
December 2005                                           1                139,920.00                            0.07
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                            ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Original Terms to Maturity       Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                                 1               $213,933.00                           0.11%
301 - 360                                           1,171            187,328,258.98                           99.89
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                            REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Remaining Terms to Maturity      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                                 1               $213,933.00                           0.11%
301 - 360                                           1,171            187,328,258.98                           99.89
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                            SEASONING OF MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Age (months)                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0                                                     308            $48,262,484.21                          25.73%
1                                                     374             61,096,167.84                           32.58
2                                                     440             70,628,935.06                           37.66
3                                                      48              7,149,950.26                            3.81
4                                                       1                211,795.72                            0.11
6                                                       1                192,858.90                            0.10
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                 OCCUPANCY STATUS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Occupancy Status                         Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Owner Occupied                                      1,143           $183,725,601.95                          97.96%
Non-Owner Occupied                                     29              3,816,590.03                            2.04
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP II
                                                   PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Property Type                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Single Family                                         880           $136,154,652.49                          72.60%
PUD                                                   148             28,324,163.96                           15.10
Condo                                                 106             16,759,648.39                            8.94
2-4 Family                                             20              4,457,140.54                            2.38
Townhouse                                              16              1,708,804.36                            0.91
Manufactured Housing                                    2                137,782.26                            0.07
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                MORTGAGE LOAN TYPES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Type                                Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
3/27 ARM (LIBOR)                                      979           $155,665,903.06                          83.00%
2/28 ARM (LIBOR)                                      193             31,876,288.92                           17.00
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                              PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
      Prepayment Penalty (years)         Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.001 - 1.000                                           18             $3,628,453.03                          1.93%
1.001 - 2.000                                           70             13,238,686.56                           7.06
2.001 - 3.000                                        1,084            170,675,052.40                          91.01
--------------------------------------------------------------------------------------------------------------------
Total:                                               1,172           $187,542,191.98                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                   LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Purpose                             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Purchase                                              552            $90,664,566.51                          48.34%
Cash Out Refinance                                    500             79,161,323.13                           42.21
Rate/Term Refinance                                   119             17,608,558.23                            9.39
Construction Permanent                                  1                107,744.12                            0.06
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                 LOAN DOCUMENATION
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Documentation                       Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Full                                                  938           $146,562,745.34                          78.15%
Stated                                                228             39,673,448.34                           21.15
Limited                                                 6              1,305,998.30                            0.70
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                    FICO SCORE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
FICO Score                               Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
521 - 540                                              28             $3,972,318.51                           2.12%
541 - 560                                              66              9,471,051.73                            5.05
561 - 580                                             101             15,280,514.81                            8.15
581 - 600                                             122             19,127,414.78                           10.20
601 - 620                                             128             19,951,721.05                           10.64
621 - 640                                             219             34,539,271.78                           18.42
641 - 660                                             181             29,437,393.56                           15.70
661 - 680                                             136             21,895,858.57                           11.68
681 - 700                                              75             12,571,417.06                            6.70
701 - 720                                              53              8,860,340.39                            4.72
721 - 740                                              30              5,855,982.79                            3.12
741 - 760                                              16              3,248,606.98                            1.73
761 - 780                                              15              2,779,004.66                            1.48
781 - 800                                               2                551,295.32                            0.29
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

             Collateral statistics for the Remaining Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Number of Loans                                                        416

Total Outstanding Loan Balance                                    $84,881,908.52

Average Loan Principal Balance                                       $204,043.05

Weighted Average Coupon                                                   7.476%

Weighted Average Margin                                                    6.19%

Weighted Average Original Term (months)                                      360

Weighted Average Remaining Term (months)                                     359

Weighted Average Maximum Rate                                             14.48%

Weighted Average Periodic Cap                                              1.50%

Weighted Average Initial Periodic Cap                                      1.50%

Weighted Average Floor                                                     7.48%

Weighted Average Original LTV                                             81.67%

Lien Position (first/second)                                     100.00% / 0.00%

Loans Subject to Prepayment Penalties                                     99.84%

Property Type
        Single Family                                                     78.43%
        PUD                                                               11.90%
        Condominium                                                        6.40%
        2-4 Family                                                         2.11%
        Townhouse                                                          0.84%

Loan Purpose
        Cashout Refinance                                                 50.81%
        Purchase                                                          38.75%
        Rate/Term Refinance                                               10.44%

Occupancy Status
        Owner Occupied                                                    97.78%
        Non-Owner Occupied                                                 2.22%

Loan Documentation
        Full                                                              73.26%
        Stated                                                            25.93%
        Limited                                                            0.81%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

             Collateral statistics for the Remaining Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type
        2/28 - ARM                                                        20.85%
        3/27 - ARM                                                        79.15%

Geographic Distribution
(Other states account individually for less than 5% of the         CA     48.12%
Adjustable Rate Loan Group principal balance.)                     FL      6.85%
                                                                   IL      5.62%

Weighted Average FICO                                                        638

Days Delinquent
     Current                                                             100.00%
     30 - 59                                                               0.00%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

             Collateral statistics for the Remaining Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                 GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
State                                    Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
CA                                                    117            $40,847,126.17                          48.12%
FL                                                     37              5,815,711.23                            6.85
IL                                                     26              4,770,604.98                            5.62
MD                                                     14              3,270,413.06                            3.85
IN                                                     29              2,594,279.82                            3.06
PA                                                     16              2,173,832.99                            2.56
NJ                                                     11              2,141,783.02                            2.52
WA                                                     13              2,126,211.24                            2.50
MO                                                     14              1,865,685.72                            2.20
AZ                                                     13              1,825,317.31                            2.15
GA                                                     13              1,786,462.75                            2.10
MA                                                      7              1,768,604.01                            2.08
OH                                                     17              1,711,298.37                            2.02
VA                                                     11              1,701,620.15                            2.00
CT                                                      8              1,423,188.01                            1.68
RI                                                      6              1,015,826.19                            1.20
NV                                                      5                987,593.44                            1.16
OR                                                      5                924,730.52                            1.09
TX                                                     10                854,486.69                            1.01
NH                                                      4                745,453.78                            0.88
KY                                                      8                710,619.22                            0.84
CO                                                      5                649,115.99                            0.76
KS                                                      2                555,389.02                            0.65
MI                                                      5                555,512.17                            0.65
UT                                                      4                498,271.81                            0.59
ID                                                      5                405,029.00                            0.48
NC                                                      2                181,909.43                            0.21
HI                                                      1                172,000.00                            0.20
WI                                                      2                173,062.24                            0.20
DE                                                      1                151,093.28                            0.18
MN                                                      1                145,600.00                            0.17
MS                                                      2                142,233.39                            0.17
SC                                                      1                115,843.50                            0.14
NE                                                      1                 76,000.00                            0.09
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

             Collateral statistics for the Remaining Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
        Range of Cut-off Date              Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
        Principal Balance ($)            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                        3               $132,916.82                           0.16%
50,000.01 - 100,000.00                                102              7,698,638.75                            9.07
100,000.01 - 150,000.00                                98             12,000,372.41                           14.14
150,000.01 - 200,000.00                                56              9,739,166.69                           11.47
200,000.01 - 250,000.00                                21              4,622,639.23                            5.45
300,000.01 - 350,000.00                                63             20,469,618.43                           24.12
350,000.01 - 400,000.00                                37             13,966,793.87                           16.45
400,000.01 - 450,000.00                                19              7,997,477.31                            9.42
450,000.01 - 500,000.00                                16              7,685,335.02                            9.05
550,000.01 - 600,000.00                                 1                568,949.99                            0.67
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                           ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
       Loan-to-Value Ratios (%)          Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
40.001 - 50.000                                         1               $130,000.00                           0.15%
50.001 - 60.000                                         9              1,772,848.05                            2.09
60.001 - 70.000                                        14              2,930,240.93                            3.45
70.001 - 80.000                                       219             44,555,995.71                           52.49
80.001 - 90.000                                       173             35,492,823.83                           41.81
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

             Collateral statistics for the Remaining Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
          Range of Mortgage                Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                          12             $4,605,429.66                           5.43%
6.001 - 6.500                                          27              9,626,376.07                           11.34
6.501 - 7.000                                          48             15,239,846.82                           17.95
7.001 - 7.500                                          32             10,225,039.61                           12.05
7.501 - 8.000                                         245             34,624,787.63                           40.79
8.001 - 8.500                                          27              5,650,109.30                            6.66
8.501 - 9.000                                           9              2,780,800.36                            3.28
9.001 - 9.500                                           8              1,481,656.98                            1.75
9.501 - 10.000                                          7                611,878.71                            0.72
12.501 - 13.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              RANGE OF GROSS MARGINS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Gross Margins (%)              Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                          12             $4,605,429.66                           5.43%
4.501 - 5.000                                          21              7,646,250.12                            9.01
5.001 - 5.500                                          30             10,725,379.57                           12.64
5.501 - 6.000                                          33             10,885,507.63                           12.82
6.001 - 6.500                                         162             25,246,165.00                           29.74
6.501 - 7.000                                         114             17,965,737.55                           21.17
7.001 - 7.500                                          22              4,112,677.15                            4.85
7.501 - 8.000                                          12              2,884,332.68                            3.40
8.001 - 8.500                                           6                573,798.52                            0.68
8.501 - 9.000                                           3                200,647.25                            0.24
11.501 - 12.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

             Collateral statistics for the Remaining Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          MAXIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Maximum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                        12             $4,605,429.66                           5.43%
13.001 - 13.500                                        27              9,626,376.07                           11.34
13.501 - 14.000                                        48             15,239,846.82                           17.95
14.001 - 14.500                                        32             10,225,039.61                           12.05
14.501 - 15.000                                       245             34,624,787.63                           40.79
15.001 - 15.500                                        27              5,650,109.30                            6.66
15.501 - 16.000                                         9              2,780,800.36                            3.28
16.001 - 16.500                                         8              1,481,656.98                            1.75
16.501 - 17.000                                         7                611,878.71                            0.72
19.501 - 20.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          MINIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Minimum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                          12             $4,605,429.66                           5.43%
6.001 - 6.500                                          27              9,626,376.07                           11.34
6.501 - 7.000                                          48             15,239,846.82                           17.95
7.001 - 7.500                                          32             10,225,039.61                           12.05
7.501 - 8.000                                         245             34,624,787.63                           40.79
8.001 - 8.500                                          27              5,650,109.30                            6.66
8.501 - 9.000                                           9              2,780,800.36                            3.28
9.001 - 9.500                                           8              1,481,656.98                            1.75
9.501 - 10.000                                          7                611,878.71                            0.72
12.501 - 13.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

             Collateral statistics for the Remaining Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                      MONTH AND YEAR OF NEXT RATE CHANGE DATE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Month of Next Rate Change Date           Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
August 2004                                             1               $211,570.31                           0.25%
September 2004                                         32              5,894,110.07                            6.94
October 2004                                           27              6,236,960.52                            7.35
November 2004                                          24              5,356,700.00                            6.31
July 2005                                               1                101,324.00                            0.12
August 2005                                            12              2,542,439.91                            3.00
September 2005                                        124             23,126,712.88                           27.25
October 2005                                          127             27,459,821.82                           32.35
November 2005                                          68             13,952,269.00                           16.44
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                             ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Original Terms to Maturity       Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
301 - 360                                             416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                            REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Remaining Terms to Maturity      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
301 - 360                                             416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                            SEASONING OF MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Age (months)                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0                                                      92            $19,308,969.00                          22.75%
1                                                     154             33,696,782.34                           39.70
2                                                     156             29,020,822.96                           34.19
3                                                      13              2,754,010.22                            3.24
4                                                       1                101,324.00                            0.12
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

             Collateral statistics for the Remaining Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                 OCCUPANCY STATUS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Occupancy Status                         Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Owner Occupied                                        403            $83,001,161.41                          97.78%
Non-Owner Occupied                                     13              1,880,747.11                            2.22
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                   PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Property Type                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Single Family                                         330            $66,575,060.83                          78.43%
PUD                                                    45             10,102,658.88                           11.90
Condo                                                  27              5,434,224.00                            6.40
2-4 Family                                              7              1,788,033.15                            2.11
Townhouse                                               4                713,428.27                            0.84
Manufactured Housing                                    3                268,503.40                            0.32
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                MORTGAGE LOAN TYPES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Type                                Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
3/27 ARM (LIBOR)                                      332            $67,182,567.62                          79.15%
2/28 ARM (LIBOR)                                       84             17,699,340.90                           20.85
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
      Prepayment Penalty (years)         Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.000                                                    1               $132,211.21                          0.16%
0.001 - 1.000                                           10              3,181,456.00                           3.75
1.001 - 2.000                                           28              8,213,752.69                           9.68
2.001 - 3.000                                          337             66,953,702.09                          78.88
3.001 - 4.000                                            4                506,262.38                           0.60
4.001 - 5.000                                           36              5,894,524.14                           6.94
--------------------------------------------------------------------------------------------------------------------
Total:                                                 416            $84,881,908.52                        100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

             Collateral statistics for the Remaining Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                   LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Purpose                             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                                    215            $43,131,077.48                          50.81%
Purchase                                              148             32,889,676.39                           38.75
Rate/Term Refinance                                    53              8,861,154.65                           10.44
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                 LOAN DOCUMENATION
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Documentation                       Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Full                                                  315            $62,182,801.21                          73.26%
Stated                                                 99             22,011,816.93                           25.93
Limited                                                 2                687,290.38                            0.81
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                    FICO SCORE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
FICO Score                               Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
521 - 540                                               1               $226,144.41                           0.27%
541 - 560                                              21              3,693,801.52                            4.35
561 - 580                                              41              6,633,627.29                            7.82
581 - 600                                              54              9,997,990.30                           11.78
601 - 620                                              59             11,179,895.74                           13.17
621 - 640                                              78             14,000,741.74                           16.49
641 - 660                                              68             14,999,203.47                           17.67
661 - 680                                              45              9,508,702.71                           11.20
681 - 700                                              20              4,987,348.86                            5.88
701 - 720                                              14              3,926,636.51                            4.63
721 - 740                                               7              2,722,790.23                            3.21
741 - 760                                               3              1,142,922.40                            1.35
761 - 780                                               3                890,041.56                            1.05
781 - 800                                               2                972,061.80                            1.15
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------

                                   ACCREDITED
                                  ------------
                                  HOME LENDERS
                                  ------------

                              $[542,000,000] Notes
                         Accredited Mortgage Loan Trust
                                  Series 2002-2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Accredited Home Lenders, Inc.
                          (Sponsor and Master Servicer)

                          Countrywide Home Loans, Inc.
                            (Backup Master Servicer)

--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Number of Loans                                                        927

Total Outstanding Loan Balance                                   $134,050,814.08

Average Loan Principal Balance                                       $144,607.13

Balloon (% of Total Balance)                                              17.45%

Weighted Average Coupon                                                   7.379%

Weighted Average Original Term (months)                                      315

Weighted Average Remaining Term (months)                                     314

Weighted Average Original LTV                                             77.38%

Lien Position (first/second)                                             100.00%

Loans Subject to Prepayment Penalties                                    100.00%

Property Type
        Single Family                                                     84.49%
        PUD                                                                7.52%
        2-4 Family                                                         2.76%
        Condominium                                                        4.06%
        Manufactured Housing                                               0.55%
        Townhouse                                                          0.62%

Loan Purpose
        Cashout Refinance                                                 72.56%
        Rate/Term Refinance                                               13.74%
        Purchase                                                          13.70%

Occupancy Status
        Owner Occupied                                                    95.83%
        Non-Owner Occupied                                                 4.17%

Loan Documentation
        Full                                                              82.46%
        Stated                                                            17.13%
        Limited                                                            0.40%

Geographic Distribution                                           CA      43.15%
(Other states account individually for less than 5%               FL       7.75%
of the Fixed Rate Mortgage Loan Group principal balance.)         NY       6.32%
                                                                  PA       5.45%

Weighted Average FICO                                                        654

Days Delinquent
        Current                                                           99.90%
        30 - 59 Days                                                       0.10%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                          CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
        Range of Cut-off Date               Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
        Principal Balance ($)            Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                        37             $1,609,918.30                         1.20%
50,000.01 - 100,000.00                                 308             23,924,532.10                        17.85
100,000.01 - 150,000.00                                252             31,430,885.14                        23.45
150,000.01 - 200,000.00                                155             26,754,384.52                        19.96
200,000.01 - 250,000.00                                 70             15,684,945.06                        11.70
250,000.01 - 300,000.00                                 43             11,671,890.58                         8.71
300,000.01 - 350,000.00                                 28              8,960,233.74                         6.68
350,000.01 - 400,000.00                                 16              6,039,496.93                         4.51
400,000.01 - 450,000.00                                 12              5,092,462.90                         3.80
450,000.01 - 500,000.00                                  6              2,882,064.81                         2.15
--------------------------------------------------------------------------------------------------------------------
Total:                                                 927           $134,050,814.08                       100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                              MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
          Range of Mortgage                 Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                           10             $2,090,921.99                         1.56%
6.001 - 6.500                                           94             15,577,610.43                        11.62
6.501 - 7.000                                          243             39,540,599.74                        29.50
7.001 - 7.500                                          217             31,576,962.16                        23.56
7.501 - 8.000                                          180             25,598,443.00                        19.10
8.001 - 8.500                                           72              8,704,844.09                         6.49
8.501 - 9.000                                           65              6,897,099.50                         5.15
9.001 - 9.500                                           24              2,379,117.27                         1.77
9.501 - 10.000                                          15              1,199,501.11                         0.89
10.001 - 10.500                                          2                133,325.51                         0.10
10.501 - 11.000                                          3                191,174.97                         0.14
11.001 - 11.500                                          1                116,450.00                         0.09
12.001 - 12.500                                          1                 44,764.31                         0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                                 927           $134,050,814.08                       100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                             ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Original Terms to Maturity       Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                               249            $30,329,055.92                         22.63%
181 - 240                                              32              4,209,655.58                          3.14
241 - 300                                               3                411,593.91                          0.31
301 - 360                                             643             99,100,508.67                         73.93
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                            REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Remaining Terms to Maturity      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                               249            $30,329,055.92                         22.63%
181 - 240                                              32              4,209,655.58                          3.14
241 - 300                                               3                411,593.91                          0.31
301 - 360                                             643             99,100,508.67                         73.93
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                              AGE OF THE MORTAGE LOANS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Age (months)                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0                                                     296            $43,715,809.67                         32.61%
1                                                     299             44,744,871.86                         33.38
2                                                     317             44,020,912.34                         32.84
3                                                      14              1,471,571.77                          1.10
5                                                       1                 97,648.44                          0.07
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                 PRIORITY OF LIEN
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Lien Priority                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
1st Lien                                              927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                          ORIGINAL LOAN- TO- VALUE RATIOS
--------------------------------------------------------------------------------------------------------------------
          Range of Original                Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
       Loan-to-Value Ratios (%)          Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
10.001 - 20.000                                         1                $61,000.00                          0.05%
20.001 - 30.000                                        13                922,434.50                          0.69
30.001 - 40.000                                        16              1,702,487.05                          1.27
40.001 - 50.000                                        26              3,230,405.14                          2.41
50.001 - 60.000                                        46              6,807,392.95                          5.08
60.001 - 70.000                                        90             12,848,950.77                          9.59
70.001 - 80.000                                       401             60,597,114.63                         45.20
80.001 - 90.000                                       334             47,881,029.04                         35.72
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                    LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
 Loan Purpose                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                                    657            $97,273,430.66                         72.56%
Rate/Term Refinance                                   148             18,414,812.90                         13.74
Purchase                                              122             18,362,570.52                         13.70
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                  OCCUPANCY STATUS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
 Occupancy Status                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Owner Occupied                                        877           $128,463,806.23                         95.83%
Non-Owner Occupied                                     50              5,587,007.85                          4.17
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                 LOAN DOCUMENTATION
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
 Loan Documentation                      Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Full                                                  784           $110,542,974.12                         82.47%
Stated                                                140             22,965,534.04                         17.13
Limited                                                 3                542,305.92                          0.40
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                            TYPE OF MORTGAGED PROPERTY
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Property Type                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Townhouse                                               5               $828,772.75                          0.62%
PUD                                                    61             10,086,768.69                          7.52
Manufactured Housing                                    9                736,573.11                          0.55
2-4 Family                                             21              3,695,529.98                          2.76
Condo                                                  50              5,441,042.24                          4.06
Single Family                                         781            113,262,127.31                         84.49
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                 GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
State                                    Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
CA                                                    316            $57,841,293.12                         43.15%
FL                                                    109             10,383,130.17                          7.75
NY                                                     50              8,475,163.42                          6.32
PA                                                     56              7,311,885.97                          5.45
WA                                                     40              5,774,177.04                          4.31
OR                                                     30              4,038,473.89                          3.01
CO                                                     25              3,859,005.47                          2.88
OH                                                     36              3,807,747.06                          2.84
IN                                                     31              3,072,090.61                          2.29
CT                                                     16              3,050,291.81                          2.28
MD                                                     19              2,905,559.29                          2.17
AZ                                                     24              2,696,780.47                          2.01
GA                                                     23              2,700,300.24                          2.01
MI                                                     19              2,307,487.94                          1.72
TX                                                     24              2,186,811.27                          1.63
KY                                                     17              1,509,140.08                          1.13
NJ                                                      8              1,475,450.89                          1.10
RI                                                      7              1,294,018.87                          0.97
MA                                                      6              1,145,261.36                          0.85
IL                                                     11              1,123,801.82                          0.84
UT                                                      6              1,025,372.04                          0.76
VA                                                      7                875,341.43                          0.65
HI                                                      3                685,687.02                          0.51
MO                                                      7                650,157.73                          0.49
NH                                                      4                656,109.53                          0.49
WI                                                      5                464,817.31                          0.35
KS                                                      2                415,200.00                          0.31
NV                                                      4                412,018.65                          0.31
MN                                                      3                292,400.00                          0.22
LA                                                      4                252,907.02                          0.19
NC                                                      2                233,730.00                          0.17
SC                                                      2                219,713.32                          0.16
ME                                                      2                200,958.09                          0.15
NM                                                      2                190,400.00                          0.14
WV                                                      2                152,000.00                          0.11
MS                                                      2                131,951.03                          0.10
WY                                                      1                108,708.76                          0.08
NE                                                      1                 93,521.36                          0.07
OK                                                      1                 31,950.00                          0.02
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                AMORTIZATION METHOD
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Amortization Method                      Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Balloon                                               181            $23,397,677.23                         17.45%
Fully Amortizing                                      746            110,653,136.85                         82.55
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,050,814.08                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                               PREPAYMENT PENALTIES
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
      Prepayment Penalty (years)         Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.001 - 1.000                                           56             $9,353,835.68                         6.98%
1.001 - 2.000                                            7              1,293,599.42                         0.97
2.001 - 3.000                                          172             29,393,218.15                        21.93
3.001 - 4.000                                            4                653,329.83                         0.49
4.001 - 5.000                                          688             93,356,831.00                        69.64
--------------------------------------------------------------------------------------------------------------------
Total:                                                 927           $134,050,814.08                       100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                    FICO SCORE
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
              FICO Score                 Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
521 - 540                                                8               $876,584.85                         0.65%
541 - 560                                               20              2,735,580.49                         2.04
561 - 580                                               52              6,436,937.91                         4.80
581 - 600                                               70              8,363,267.61                         6.24
601 - 620                                              106             14,544,216.74                        10.85
621 - 640                                              170             24,053,207.88                        17.94
641 - 660                                              150             22,026,420.80                        16.43
661 - 680                                              119             18,628,293.76                        13.90
681 - 700                                               77             12,458,893.42                         9.29
701 - 720                                               54              8,635,071.63                         6.44
721 - 740                                               41              6,475,212.30                         4.83
741 - 760                                               27              4,847,245.08                         3.62
761 - 780                                               20              2,588,654.31                         1.93
781 - 800                                                9                996,440.54                         0.74
801 - 820                                                4                384,786.76                         0.29
--------------------------------------------------------------------------------------------------------------------
Total:                                                 927           $134,050,814.08                       100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Number of Loans                                                      1,172

Total Outstanding Loan Balance                                   $187,617,738.08

Average Loan Principal Balance                                       $160,083.39

Weighted Average Coupon                                                   7.475%

Weighted Average Margin                                                    6.16%

Weighted Average Original Term (months)                                      360

Weighted Average Remaining Term (months)                                     359

Weighted Average Maximum Rate                                             14.48%

Weighted Average Periodic Cap                                              1.50%

Weighted Average Initial Periodic Cap                                      1.50%

Weighted Average Floor                                                     7.48%

Weighted Average Original LTV                                             80.85%

Lien Position (first/second)                                             100.00%

Loans Subject to Prepayment Penalties                                    100.00%

Property Type
        Single Family                                                     72.60%
        PUD                                                               15.10%
        Condominium                                                        8.94%
        2-4 Family                                                         2.38%
        Townhouse                                                          0.91%

Loan Purpose
        Cashout Refinance                                                 42.21%
        Purchase                                                          48.34%
        Rate/Term Refinance                                                9.39%
        Construction Permanent                                             0.06%

Occupancy Status
        Owner Occupied                                                    97.96%
        Non-Owner Occupied                                                 2.04%

Loan Documentation
        Full                                                              78.15%
        Stated                                                            21.15%
        Limited                                                            0.70%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type
        2/28 - ARM                                                        17.00%
        3/27 - ARM                                                        83.00%

Geographic Distribution
(Other states account individually for less than 5% of the         CA     46.80%
Adjustable Rate Loan Group principal balance.)                     IL      5.53%

Weighted Average FICO                                                        636

Days Delinquent
     Current                                                              99.75%
     30 - 59                                                               0.25%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
        Range of Cut-off Date              Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
        Principal Balance ($)            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                       14               $640,131.14                          0.34 %
50,000.01 - 100,000.00                                236             18,864,989.82                           10.06
100,000.01 - 150,000.00                               357             44,104,276.09                           23.51
150,000.01 - 200,000.00                               236             41,496,872.86                           22.12
200,000.01 - 250,000.00                               186             42,019,366.38                           22.40
250,000.01 - 300,000.00                               124             33,724,008.63                           17.97
300,000.01 - 350,000.00                                10              3,205,015.58                            1.71
350,000.01 - 400,000.00                                 7              2,614,459.22                            1.39
450,000.01 - 500,000.00                                 2                948,618.36                            0.51
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                        100.00 %
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                              MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
          Range of Mortgage                Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                           3               $510,950.44                           0.27%
5.501 - 6.000                                          38              7,210,505.05                            3.84
6.001 - 6.500                                         136             23,822,466.82                           12.70
6.501 - 7.000                                         282             47,211,025.16                           25.16
7.001 - 7.500                                         261             40,448,503.44                           21.56
7.501 - 8.000                                         103             21,416,948.43                           11.42
8.001 - 8.500                                         167             23,124,564.17                           12.33
8.501 - 9.000                                         128             17,226,566.04                            9.18
9.001 - 9.500                                          26              3,471,222.44                            1.85
9.501 - 10.000                                         20              2,392,952.12                            1.28
10.001 - 10.500                                         7                731,052.16                            0.39
10.501 - 11.000                                         1                 50,981.81                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                             ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Original Terms to Maturity       Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                                 1               $214,518.62                           0.11%
301 - 360                                           1,171            187,403,219.46                           99.89
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                            REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Remaining Terms to Maturity      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                                 1               $214,518.62                           0.11%
301 - 360                                           1,171            187,403,219.46                           99.89
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                               AGE OF MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Age (months)                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0                                                     308            $48,262,484.21                          25.72%
1                                                     374             61,125,774.74                           32.58
2                                                     440             70,670,642.57                           37.67
3                                                      48              7,153,969.32                            3.81
4                                                       1                211,795.72                            0.11
6                                                       1                193,071.52                            0.10
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                 PRIORITY OF LIEN
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Lien Priority                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
1st Lien                                            1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                           ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
       Loan-to-Value Ratios (%)          Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
20.001 - 30.000                                         2               $114,945.04                           0.06%
30.001 - 40.000                                         2                129,899.00                            0.07
40.001 - 50.000                                         6                689,223.39                            0.37
50.001 - 60.000                                        19              2,564,187.32                            1.37
60.001 - 70.000                                        52              7,686,091.44                            4.10
70.001 - 80.000                                       737            119,732,324.04                           63.82
80.001 - 90.000                                       354             56,701,067.85                           30.22
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                   LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Purpose                             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Purchase                                              552            $90,700,195.29                          48.34%
Cash Out Refinance                                    500             79,192,518.82                           42.21
Rate/Term Refinance                                   119             17,617,279.85                            9.39
Construction Permanent                                  1                107,744.12                            0.06
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                 OCCUPANCY STATUS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Occupancy Status                         Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Primary Home                                        1,143           $183,799,201.60                          97.96%
Investment                                             26              3,243,734.99                            1.73
Second Home                                             3                574,801.49                            0.31
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                 LOAN DOCUMENATION
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Documentation                       Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Full                                                  938           $146,623,553.85                          78.15%
Stated                                                228             39,687,440.12                           21.15
Limited                                                 6              1,306,744.11                            0.70
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP II
                                            TYPE OF MORTGAGED PROPERTY
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Property Type                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Townhouse                                              16             $1,709,389.52                           0.91%
PUD                                                   148             28,335,807.73                           15.10
Manufactured Housing                                    2                137,866.42                            0.07
2-4 Family                                             20              4,459,320.19                            2.38
Condo                                                 106             16,765,325.88                            8.94
Single Family                                         880            136,210,028.34                           72.60
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                 GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
State                                    Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
CA                                                    456            $87,799,946.41                          46.80%
IL                                                     64             10,383,442.43                            5.53
FL                                                     66              8,833,120.66                            4.71
AZ                                                     53              6,360,470.14                            3.39
MD                                                     33              6,269,743.52                            3.34
VA                                                     32              5,364,499.76                            2.86
WA                                                     30              5,278,140.18                            2.81
GA                                                     45              5,263,215.30                            2.81
CT                                                     34              5,139,938.53                            2.74
OR                                                     30              4,296,889.92                            2.29
MI                                                     33              3,876,896.27                            2.07
TX                                                     30              3,395,557.50                            1.81
OH                                                     34              3,305,623.12                            1.76
NJ                                                     18              3,263,553.42                            1.74
CO                                                     19              3,184,111.72                            1.70
MA                                                     16              2,970,810.16                            1.58
IN                                                     27              2,894,290.84                            1.54
PA                                                     22              2,615,561.66                            1.39
UT                                                     17              2,281,990.09                            1.22
MO                                                     22              2,090,214.80                            1.11
KY                                                     20              1,999,926.78                            1.07
RI                                                      9              1,588,639.27                            0.85
HI                                                      5              1,280,503.26                            0.68
NV                                                      8              1,219,330.20                            0.65
NC                                                      6              1,144,842.99                            0.61
SC                                                      7                936,537.63                            0.50
KS                                                      8                862,666.04                            0.46
NH                                                      6                806,105.49                            0.43
MN                                                      4                621,280.01                            0.33
ID                                                      5                568,030.49                            0.30
WI                                                      3                527,976.00                            0.28
LA                                                      3                319,547.87                            0.17
MS                                                      2                251,006.47                            0.13
DE                                                      2                231,126.16                            0.12
WY                                                      1                197,600.00                            0.11
OK                                                      2                194,602.99                            0.10
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                              RANGE OF GROSS MARGINS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Gross Margins (%)              Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                           2               $425,350.44                           0.23%
4.001 - 4.500                                          26              4,965,795.57                            2.65
4.501 - 5.000                                          98             18,066,485.27                            9.63
5.001 - 5.500                                         233             39,936,134.43                           21.29
5.501 - 6.000                                         266             41,939,272.82                           22.35
6.001 - 6.500                                         156             26,916,782.84                           14.35
6.501 - 7.000                                         146             22,770,753.98                           12.14
7.001 - 7.500                                         125             17,495,984.99                            9.33
7.501 - 8.000                                          81             10,657,643.87                            5.68
8.001 - 8.500                                          26              3,070,932.53                            1.64
8.501 - 9.000                                           8                911,285.76                            0.49
9.001 - 9.500                                           4                410,333.77                            0.22
9.501 - 10.000                                          1                 50,981.81                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                     RANGE OF MAXIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Maximum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                                         3               $510,950.44                           0.27%
12.501 - 13.000                                        38              7,210,505.05                            3.84
13.001 - 13.500                                       136             23,822,466.82                           12.70
13.501 - 14.000                                       282             47,211,025.16                           25.16
14.001 - 14.500                                       261             40,448,503.44                           21.56
14.501 - 15.000                                       103             21,416,948.43                           11.42
15.001 - 15.500                                       167             23,124,564.17                           12.33
15.501 - 16.000                                       128             17,226,566.04                            9.18
16.001 - 16.500                                        26              3,471,222.44                            1.85
16.501 - 17.000                                        20              2,392,952.12                            1.28
17.001 - 17.500                                         7                731,052.16                            0.39
17.501 - 18.000                                         1                 50,981.81                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                     RANGE OF MINIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Minimum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                           3               $510,950.44                           0.27%
5.501 - 6.000                                          38              7,210,505.05                            3.84
6.001 - 6.500                                         136             23,822,466.82                           12.70
6.501 - 7.000                                         282             47,211,025.16                           25.16
7.001 - 7.500                                         260             40,299,703.44                           21.48
7.501 - 8.000                                         103             21,416,948.43                           11.42
8.001 - 8.500                                         168             23,273,364.17                           12.40
8.501 - 9.000                                         128             17,226,566.04                            9.18
9.001 - 9.500                                          26              3,471,222.44                            1.85
9.501 - 10.000                                         20              2,392,952.12                            1.28
10.001 - 10.500                                         7                731,052.16                            0.39
10.501 - 11.000                                         1                 50,981.81                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                               INITIAL PERIODIC CAP
--------------------------------------------------------------------------------------------------------------------
  Range of Minimum Mortgage Initial        Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
           Periodic Cap (%)              Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                       1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                              SUBSEQUENT PERIODIC CAP
--------------------------------------------------------------------------------------------------------------------
 Range of Minimum Mortgage Subsequent      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
           Periodic Cap (%)              Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                       1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                MORTGAGE LOAN TYPES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Type                                Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
3/27 ARM (LIBOR)                                      979           $155,726,472.61                          83.00%
2/28 ARM (LIBOR)                                      193             31,891,265.47                           17.00
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          MONTH OF NEXT RATE CHANGE DATE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Month of Next Rate Change Date           Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
2004-05                                                 1               $193,071.52                           0.10%
2004-08                                                 8              1,245,500.94                            0.66
2004-09                                                79             13,292,798.63                            7.09
2004-10                                                60             10,182,190.41                            5.43
2004-11                                                45              6,977,703.97                            3.72
2005-07                                                 1                211,795.72                            0.11
2005-08                                                40              5,908,468.38                            3.15
2005-09                                               361             57,377,843.94                           30.58
2005-10                                               315             51,143,428.30                           27.26
2005-11                                               261             40,945,016.27                           21.82
2005-12                                                 1                139,920.00                            0.07
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                               PREPAYMENT PENALTIES
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
      Prepayment Penalty (years)         Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.001 - 1.000                                           18             $3,629,910.74                          1.93%
1.001 - 2.000                                           70             13,245,055.04                           7.06
2.001 - 3.000                                        1,084            170,742,772.30                          91.01
--------------------------------------------------------------------------------------------------------------------
Total:                                               1,172           $187,617,738.08                        100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                    Collateral Summary - Group II (continued)
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                    FICO SCORE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
FICO Score                               Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
521 - 540                                              28             $3,973,811.94                           2.12%
541 - 560                                              66              9,474,317.80                            5.05
561 - 580                                             101             15,287,206.58                            8.15
581 - 600                                             122             19,135,663.04                           10.20
601 - 620                                             128             19,960,289.67                           10.64
621 - 640                                             219             34,552,816.65                           18.42
641 - 660                                             181             29,448,609.94                           15.70
661 - 680                                             136             21,904,152.34                           11.67
681 - 700                                              75             12,576,773.68                            6.70
701 - 720                                              53              8,864,271.78                            4.72
721 - 740                                              30              5,858,047.34                            3.12
741 - 760                                              16              3,250,085.42                            1.73
761 - 780                                              15              2,780,396.58                            1.48
781 - 800                                               2                551,295.32                            0.29
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,617,738.08                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Number of Loans                                                        416

Total Outstanding Loan Balance                                    $84,916,201.94

Average Loan Principal Balance                                       $204,125.49

Weighted Average Coupon                                                   7.476%

Weighted Average Margin                                                    6.19%

Weighted Average Original Term (months)                                      360

Weighted Average Remaining Term (months)                                     359

Weighted Average Maximum Rate                                             14.48%

Weighted Average Periodic Cap                                              1.50%

Weighted Average Initial Periodic Cap                                      1.50%

Weighted Average Floor                                                     7.48%

Weighted Average Original LTV                                             81.67%

Lien Position (first/second)                                             100.00%

Loans Subject to Prepayment Penalties                                     99.84%

Property Type
        Single Family                                                     78.43%
        PUD                                                               11.90%
        Condominium                                                        6.40%
        2-4 Family                                                         2.11%
        Townhouse                                                          0.84%

Loan Purpose
        Cashout Refinance                                                 50.81%
        Purchase                                                          38.75%
        Rate/Term Refinance                                               10.44%

Occupancy Status
        Owner Occupied                                                    97.78%
        Non-Owner Occupied                                                 2.22%

Loan Documentation
        Full                                                              73.26%
        Stated                                                            25.93%
        Limited                                                            0.81%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type
        2/28 - ARM                                                        20.85%
        3/27 - ARM                                                        79.15%

Geographic Distribution
(Other states account individually for less than 5% of the         CA     48.12%
Adjustable Rate Loan Group principal balance.)                     FL      6.85%
                                                                   IL      5.62%

Weighted Average FICO                                                        638

Days Delinquent
     Current                                                             100.00%
     30 - 59                                                               0.00%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
        Range of Cut-off Date              Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
        Principal Balance ($)            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                        3               $132,950.21                           0.16%
50,000.01 - 100,000.00                                102              7,701,385.83                            9.07
100,000.01 - 150,000.00                                98             12,005,260.38                           14.14
150,000.01 - 200,000.00                                56              9,742,542.97                           11.47
200,000.01 - 250,000.00                                21              4,624,713.79                            5.45
300,000.01 - 350,000.00                                63             20,477,914.61                           24.12
350,000.01 - 400,000.00                                37             13,972,811.16                           16.45
400,000.01 - 450,000.00                                19              8,000,503.66                            9.42
450,000.01 - 500,000.00                                16              7,689,169.34                            9.06
550,000.01 - 600,000.00                                 1                568,949.99                            0.67
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
          Range of Mortgage                Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                          12             $4,606,883.38                           5.43%
6.001 - 6.500                                          27              9,630,969.27                           11.34
6.501 - 7.000                                          48             15,246,972.12                           17.96
7.001 - 7.500                                          32             10,229,381.21                           12.05
7.501 - 8.000                                         245             34,637,677.28                           40.79
8.001 - 8.500                                          27              5,652,160.96                            6.66
8.501 - 9.000                                           9              2,782,133.99                            3.28
9.001 - 9.500                                           8              1,481,964.47                            1.75
9.501 - 10.000                                          7                612,075.87                            0.72
12.501 - 13.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                             ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Original Terms to Maturity       Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
301 - 360                                             416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                            REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Remaining Terms to Maturity      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
301 - 360                                             416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                               AGE OF MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Age (months)                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0                                                      92            $19,308,969.00                          22.74%
1                                                     154             33,711,629.88                           39.70
2                                                     156             29,038,191.55                           34.20
3                                                      13              2,756,087.51                            3.25
4                                                       1                101,324.00                            0.12
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                 PRIORITY OF LIEN
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Lien Priority                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
1st Lien                                              416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                           ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
       Loan-to-Value Ratios (%)          Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
40.001 - 50.000                                         1               $130,000.00                           0.15%
50.001 - 60.000                                         9              1,773,929.22                            2.09
60.001 - 70.000                                        14              2,931,461.18                            3.45
70.001 - 80.000                                       219             44,574,548.69                           52.49
80.001 - 90.000                                       173             35,506,262.85                           41.81
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                   LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Purpose                             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                                    215            $43,148,640.26                          50.81%
Purchase                                              148             32,901,618.83                           38.75
Rate/Term Refinance                                    53              8,865,942.85                           10.44
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                 OCCUPANCY STATUS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Occupancy Status                         Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Primary Home                                          403            $83,034,499.28                          97.78%
Investment                                             13              1,881,702.66                            2.22
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                 LOAN DOCUMENATION
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Documentation                       Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Full                                                  315            $62,208,035.16                          73.26%
Stated                                                 99             22,020,299.67                           25.93
Limited                                                 2                687,867.11                            0.81
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                            TYPE OF MORTGAGED PROPERTY
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Property Type                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Single Family                                         330            $66,602,779.74                          78.43%
PUD                                                    45             10,106,557.85                           11.90
Condo                                                  27              5,435,674.69                            6.40
2-4 Family                                              7              1,788,670.98                            2.11
Townhouse                                               4                713,866.20                            0.84
Manufactured Housing                                    3                268,652.48                            0.32
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                 GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
State                                    Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
CA                                                    117            $40,864,883.89                          48.12%
FL                                                     37              5,817,406.24                            6.85
IL                                                     26              4,772,021.87                            5.62
MD                                                     14              3,271,773.51                            3.85
IN                                                     29              2,595,162.62                            3.06
PA                                                     16              2,174,445.48                            2.56
NJ                                                     11              2,142,570.11                            2.52
WA                                                     13              2,127,028.67                            2.50
MO                                                     14              1,866,931.54                            2.20
AZ                                                     13              1,826,098.11                            2.15
GA                                                     13              1,787,620.30                            2.11
MA                                                      7              1,769,086.08                            2.08
OH                                                     17              1,712,108.97                            2.02
VA                                                     11              1,702,267.32                            2.00
CT                                                      8              1,424,183.21                            1.68
RI                                                      6              1,015,968.01                            1.20
NV                                                      5                987,762.81                            1.16
OR                                                      5                925,407.87                            1.09
TX                                                     10                854,765.60                            1.01
NH                                                      4                745,453.78                            0.88
KY                                                      8                710,803.19                            0.84
CO                                                      5                649,310.54                            0.76
MI                                                      5                555,782.87                            0.65
KS                                                      2                555,695.64                            0.65
UT                                                      4                498,449.45                            0.59
ID                                                      5                405,167.92                            0.48
NC                                                      2                181,909.43                            0.21
WI                                                      2                173,181.51                            0.20
HI                                                      1                172,000.00                            0.20
DE                                                      1                151,200.00                            0.18
MN                                                      1                145,600.00                            0.17
MS                                                      2                142,233.39                            0.17
SC                                                      1                115,922.01                            0.14
NE                                                      1                 76,000.00                            0.09
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              RANGE OF GROSS MARGINS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Gross Margins (%)              Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                          12             $4,606,883.38                           5.43%
4.501 - 5.000                                          21              7,650,474.54                            9.01
5.001 - 5.500                                          30             10,730,396.62                           12.64
5.501 - 6.000                                          33             10,889,851.36                           12.82
6.001 - 6.500                                         162             25,255,552.54                           29.74
6.501 - 7.000                                         114             17,972,649.90                           21.17
7.001 - 7.500                                          22              4,114,340.87                            4.85
7.501 - 8.000                                          12              2,885,343.47                            3.40
8.001 - 8.500                                           6                573,983.86                            0.68
8.501 - 9.000                                           3                200,742.01                            0.24
11.501 - 12.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                     RANGE OF MAXIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Maximum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                        12             $4,606,883.38                           5.43%
13.001 - 13.500                                        27              9,630,969.27                           11.34
13.501 - 14.000                                        48             15,246,972.12                           17.96
14.001 - 14.500                                        32             10,229,381.21                           12.05
14.501 - 15.000                                       245             34,637,677.28                           40.79
15.001 - 15.500                                        27              5,652,160.96                            6.66
15.501 - 16.000                                         9              2,782,133.99                            3.28
16.001 - 16.500                                         8              1,481,964.47                            1.75
16.501 - 17.000                                         7                612,075.87                            0.72
19.501 - 20.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                     RANGE OF MINIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Minimum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                          12             $4,606,883.38                           5.43%
6.001 - 6.500                                          27              9,630,969.27                           11.34
6.501 - 7.000                                          48             15,246,972.12                           17.96
7.001 - 7.500                                          32             10,229,381.21                           12.05
7.501 - 8.000                                         245             34,637,677.28                           40.79
8.001 - 8.500                                          27              5,652,160.96                            6.66
8.501 - 9.000                                           9              2,782,133.99                            3.28
9.001 - 9.500                                           8              1,481,964.47                            1.75
9.501 - 10.000                                          7                612,075.87                            0.72
12.501 - 13.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                               INITIAL PERIODIC CAP
--------------------------------------------------------------------------------------------------------------------
  Range of Minimum Mortgage Initial        Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
           Periodic Cap (%)              Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                         416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              SUBSEQUENT PERIODIC CAP
--------------------------------------------------------------------------------------------------------------------
 Range of Minimum Mortgage Subsequent      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
           Periodic Cap (%)              Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                         416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                MORTGAGE LOAN TYPES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Type                                Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
3/27 ARM (LIBOR)                                      332            $67,209,970.02                          79.15%
2/28 ARM (LIBOR)                                       84             17,706,231.92                           20.85
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          MONTH OF NEXT RATE CHANGE DATE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Month of Next Rate Change Date           Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
2004-08                                                 1               $211,714.49                           0.25%
2004-09                                                32              5,897,862.85                            6.95
2004-10                                                27              6,239,954.58                            7.35
2004-11                                                24              5,356,700.00                            6.31
2005-07                                                 1                101,324.00                            0.12
2005-08                                                12              2,544,373.02                            3.00
2005-09                                               124             23,140,328.70                           27.25
2005-10                                               127             27,471,675.30                           32.35
2005-11                                                68             13,952,269.00                           16.43
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                               PREPAYMENT PENALTIES
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
      Prepayment Penalty (years)         Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.000                                                    1               $132,300.00                          0.16%
0.001 - 1.000                                           10              3,183,193.20                           3.75
1.001 - 2.000                                           28              8,216,733.98                           9.68
2.001 - 3.000                                          337             66,980,743.85                          78.88
3.001 - 4.000                                            4                506,476.80                           0.60
4.001 - 5.000                                           36              5,896,754.11                           6.94
--------------------------------------------------------------------------------------------------------------------
Total:                                                 416            $84,916,201.94                        100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Collateral Summary - Group III (continued)
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                    FICO SCORE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
FICO Score                               Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
521 - 540                                               1               $226,297.71                           0.27%
541 - 560                                              21              3,695,533.82                            4.35
561 - 580                                              41              6,636,298.50                            7.82
581 - 600                                              54             10,002,827.10                           11.78
601 - 620                                              59             11,183,737.98                           13.17
621 - 640                                              78             14,006,400.86                           16.49
641 - 660                                              68             15,004,706.64                           17.67
661 - 680                                              45              9,512,940.07                           11.20
681 - 700                                              20              4,989,513.83                            5.88
701 - 720                                              14              3,929,239.29                            4.63
721 - 740                                               7              2,723,313.46                            3.21
741 - 760                                               3              1,143,183.45                            1.35
761 - 780                                               3                890,147.43                            1.05
781 - 800                                               2                972,061.80                            1.14
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,916,201.94                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------

                                   ACCREDITED
                                  ------------
                                  HOME LENDERS
                                  ------------

--------------------------------------------------------------------------------

                               $541,999,000 Notes
                         Accredited Mortgage Loan Trust
                                  Series 2002-2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Accredited Home Lenders, Inc.
                          (Sponsor and Master Servicer)

                          Countrywide Home Loans, Inc.
                            (Backup Master Servicer)

--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                              Class A-2 Net WAC Cap
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals 20%.

---------------------------------      ---------------------------------
    Month         Class A-2               Month          Class A-2
                   Net WAC                                Net WAC
                   Cap (%)                                Cap (%)
---------------------------------      ---------------------------------
      1             5.514                   41             8.438
      2             6.047                   42             9.371
      3             6.047                   43             9.226
      4             6.695                   44             9.760
      5             6.047                   45             9.446
      6             6.248                   46             9.862
      7             6.047                   47            10.191
      8             6.248                   48            10.460
      9             6.047                   49            10.961
     10             6.046                   50            10.815
     11             6.248                   51            10.815
     12             6.046                   52            12.373
     13             6.248                   53            11.175
     14             6.046                   54            12.097
     15             6.046                   55            11.834
     16             6.463                   56            12.419
     17             6.046                   57            12.019
     18             6.248                   58            12.259
     19             6.046                   59            12.667
     20             6.248                   60            12.613
     21             6.046                   61            13.121
     22             6.130                   62            12.821
     23             6.334                   63            12.821
     24             6.229                   64            13.705
     25             6.467                   65            12.821
     26             6.293                   66            13.248
     27             6.293                   67            12.821
     28             7.060                   68            13.248
     29             6.377                   69            12.821
     30             6.692                   70            12.821
     31             6.506                   71            13.248
     32             6.759                   72            12.821
     33             6.541                   73            13.248
     34             6.985                   74            12.821
     35             7.218                   75            12.821
     36             7.616                   76            14.194
     37             8.033                   77            12.821
     38             7.993                   78            13.248
     39             7.993                   79            12.821
     40             9.341                   80            13.248
---------------------------------      ---------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                              Class A-2 Net WAC Cap
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

----------------------------------------------------      ----------------------------------------------------
    Month          6 Month           Class A-2                Month          6 Month           Class A-2
                LIBOR Forward         Net WAC                             LIBOR Forward         Net WAC
                  Curve (%)           Cap (%)                               Curve (%)           Cap (%)
----------------------------------------------------      ----------------------------------------------------
      1             1.619              5.514                   41             4.399               8.081
      2             1.511              6.047                   42             4.446               8.921
      3             1.476              6.047                   43             4.492               8.767
      4             1.497              6.695                   44             4.538               9.257
      5             1.518              6.047                   45             4.584               8.958
      6             1.560              6.248                   46             4.633               9.046
      7             1.627              6.047                   47             4.689               9.348
      8             1.695              6.248                   48             4.741               9.194
      9             1.782              6.047                   49             4.785               9.547
     10             1.886              6.046                   50             4.834               9.302
     11             1.991              6.248                   51             4.880               9.302
     12             2.109              6.046                   52             4.914              10.396
     13             2.235              6.248                   53             4.948               9.390
     14             2.361              6.046                   54             4.981               9.815
     15             2.485              6.046                   55             5.015               9.524
     16             2.610              6.463                   56             5.050               9.876
     17             2.735              6.046                   57             5.086               9.557
     18             2.850              6.248                   58             5.125               9.618
     19             2.957              6.046                   59             5.165               9.939
     20             3.063              6.248                   60             5.207               9.710
     21             3.161              6.046                   61             5.249              10.058
     22             3.247              6.130                   62             5.291               9.768
     23             3.332              6.334                   63             5.331               9.768
     24             3.413              6.229                   64             5.370              10.519
     25             3.486              6.467                   65             5.407               9.841
     26             3.559              6.293                   66             5.442              10.273
     27             3.626              6.293                   67             5.475               9.967
     28             3.690              7.015                   68             5.507              10.333
     29             3.754              6.336                   69             5.537              10.000
     30             3.809              6.612                   70             5.565              10.061
     31             3.867              6.418                   71             5.591              10.396
     32             3.925              6.657                   72             5.616              10.138
     33             3.976              6.442                   73             5.639              10.495
     34             4.030              6.822                   74             5.660              10.180
     35             4.084              7.049                   75             5.680              10.180
     36             4.140              7.375                   76             5.698              11.318
     37             4.193              7.760                   77             5.714              10.223
     38             4.247              7.702                   78             5.728              10.617
     39             4.300              7.702                   79             5.741              10.286
     40             4.349              8.946                   80             5.753              10.644
----------------------------------------------------      ----------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                              Class A-3 Net WAC Cap
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals 20%.

---------------------------------      ---------------------------------
    Month         Class A-3               Month          Class A-3
                   Net WAC                                Net WAC
                   Cap (%)                                Cap (%)
---------------------------------      ---------------------------------
      1             5.515                   41             8.506
      2             6.048                   42             9.487
      3             6.048                   43             9.323
      4             6.696                   44             9.877
      5             6.048                   45             9.558
      6             6.249                   46             9.933
      7             6.048                   47            10.264
      8             6.249                   48            10.559
      9             6.048                   49            11.048
     10             6.048                   50            10.909
     11             6.249                   51            10.909
     12             6.047                   52            12.435
     13             6.249                   53            11.232
     14             6.047                   54            12.151
     15             6.047                   55            11.873
     16             6.465                   56            12.459
     17             6.047                   57            12.057
     18             6.249                   58            12.272
     19             6.048                   59            12.681
     20             6.249                   60            12.623
     21             6.048                   61            13.123
     22             6.124                   62            12.821
     23             6.328                   63            12.821
     24             6.272                   64            13.706
     25             6.509                   65            12.821
     26             6.350                   66            13.249
     27             6.350                   67            12.821
     28             7.115                   68            13.249
     29             6.427                   69            12.821
     30             6.794                   70            12.821
     31             6.602                   71            13.249
     32             6.875                   72            12.821
     33             6.654                   73            13.249
     34             7.053                   74            12.822
     35             7.289                   75            12.822
     36             7.729                   76            14.195
     37             8.133                   77            12.822
     38             8.106                   78            13.249
     39             8.106                   79            12.822
     40             9.417                   80            13.249
---------------------------------      ---------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                              Class A-3 Net WAC Cap
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

----------------------------------------------------      ----------------------------------------------------
    Month          6 Month           Class A-3                Month          6 Month           Class A-3
                LIBOR Forward         Net WAC                             LIBOR Forward         Net WAC
                  Curve (%)           Cap (%)                               Curve (%)           Cap (%)
----------------------------------------------------      ----------------------------------------------------
      1             1.619              5.515                   41             4.399               8.104
      2             1.511              6.048                   42             4.446               8.951
      3             1.476              6.048                   43             4.492               8.782
      4             1.497              6.696                   44             4.538               9.275
      5             1.518              6.048                   45             4.584               8.976
      6             1.560              6.249                   46             4.633               9.052
      7             1.627              6.048                   47             4.689               9.353
      8             1.695              6.249                   48             4.741               9.219
      9             1.782              6.048                   49             4.785               9.566
     10             1.886              6.048                   50             4.834               9.328
     11             1.991              6.249                   51             4.880               9.328
     12             2.109              6.047                   52             4.914              10.415
     13             2.235              6.249                   53             4.948               9.407
     14             2.361              6.047                   54             4.981               9.841
     15             2.485              6.047                   55             5.015               9.546
     16             2.610              6.465                   56             5.050               9.901
     17             2.735              6.047                   57             5.086               9.582
     18             2.850              6.249                   58             5.125               9.637
     19             2.957              6.048                   59             5.165               9.958
     20             3.063              6.249                   60             5.207               9.735
     21             3.161              6.048                   61             5.249              10.082
     22             3.247              6.124                   62             5.291               9.793
     23             3.332              6.328                   63             5.331               9.793
     24             3.413              6.272                   64             5.370              10.538
     25             3.486              6.509                   65             5.407               9.858
     26             3.559              6.350                   66             5.442              10.299
     27             3.626              6.350                   67             5.475               9.989
     28             3.690              7.080                   68             5.507              10.359
     29             3.754              6.394                   69             5.537              10.025
     30             3.809              6.709                   70             5.565              10.079
     31             3.867              6.512                   71             5.591              10.415
     32             3.925              6.768                   72             5.616              10.162
     33             3.976              6.550                   73             5.639              10.518
     34             4.030              6.891                   74             5.660              10.204
     35             4.084              7.121                   75             5.680              10.204
     36             4.140              7.451                   76             5.698              11.340
     37             4.193              7.824                   77             5.714              10.243
     38             4.247              7.766                   78             5.728              10.641
     39             4.300              7.766                   79             5.741              10.308
     40             4.349              8.972                   80             5.753              10.668
----------------------------------------------------      ----------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------

                                   ACCREDITED
                                  ------------
                                  HOME LENDERS
                                  ------------

--------------------------------------------------------------------------------

                               $541,898,000 Notes
                         Accredited Mortgage Loan Trust
                                  Series 2002-2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Accredited Home Lenders, Inc.
                          (Sponsor and Master Servicer)

                          Countrywide Home Loans, Inc.
                            (Backup Master Servicer)

--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                      Accredited Mortgage Loan Trust 2002-2
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                     To Maturity
----------------------------------------------------------------------------------------------------------------------
                                                          Est.      Est. Prin.  Expected    Stated      Expected
            Approx.                            Tsy.      WAL/DUR      Window      Final     Final        Ratings
 Class       Size       Group      Type        BMark      (yrs)       (mos)     Maturity   Maturity   (Moody's/S&P)
----------------------------------------------------------------------------------------------------------------------
  A-1     178,667,000     I       FXD - PT     Swaps    4.33/3.66    1 - 203    10/25/19   1/25/33       Aaa/AAA
  A-2     250,056,000     II    FLT - PT(1)   1 mo LI   3.45/3.26    1 - 161    4/25/16    2/25/33       Aaa/AAA
  A-3     113,175,000    III    FLT - PT(2)   1 mo LI   3.45/3.26    1 - 161    4/25/16    1/25/33       Aaa/AAA
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                    To 10% Call(3)
----------------------------------------------------------------------------------------------------------------------
                                                          Est.      Est. Prin.  Expected    Stated      Expected
            Approx.                            Tsy.      WAL/DUR      Window      Final     Final        Ratings
 Class       Size       Group      Type        Bmark      (yrs)       (mos)     Maturity   Maturity   (Moody's/S&P)
----------------------------------------------------------------------------------------------------------------------
  A-1     178,667,000     I       FXD - PT     Swaps    4.07/3.50    1 - 118    9/25/12    1/25/33       Aaa/AAA
  A-2     250,056,000     II    FLT - PT(1)   1 mo LI   3.24/3.09     1 - 95    10/25/10   2/25/33       Aaa/AAA
  A-3     113,175,000    III    FLT - PT(2)   1 mo LI   3.25/3.09     1 - 95    10/25/10   1/25/33       Aaa/AAA
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------

Group I (Fixed Rate)            100% PPC(4)

Group II (Adjustable Rate)      125% PPC(4)

Group III (Adjustable Rate)     125% PPC(4)
--------------------------------------------------------------------------------

(1)   Subject to the Class A-2 Net WAC Cap and a 13% hard cap.

(2)   Subject to the Class A-3 Net WAC Cap and a 13% hard cap.

(3) The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.

      The Sponsor may exercise its right to call any Class of Notes when the outstanding principal balance of the respective Class of Notes is equal to or less than 10% of the original principal balance of such Class of Notes (subsequently defined herein). In addition, the Sponsor may terminate the entire Trust and cause the trust to redeem all classes of Notes on any Payment Date when the combined aggregate outstanding principal balance of all Classes of Notes is equal to or less than 10% of the original aggregate principal balance of all Classes of Notes.

(4) 100% PPC assumes that prepayments start at 4% CPR in the first month of the life of the transaction, increase by approximately 1.45% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

-----------------------------------------------------------------------------------------------------------------------------
                                             Sensitivity Analysis - To Maturity
-----------------------------------------------------------------------------------------------------------------------------
Group I PPC                     0.00%        50.00%        75.00%       100.00%       150.00%       200.00%       250.00%
Group II PPC                    0.00%        62.50%        93.75%       125.00%       187.50%       250.00%       312.50%
Group III PPC                   0.00%        62.50%        93.75%       125.00%       187.50%       250.00%       312.50%

Class A-1
Yield @ 100.0000% (%)           4.41         4.40          4.39          4.38          4.36          4.33          4.29
Average Life (yrs.)            17.68         7.51          5.54          4.33          2.97          2.24          1.78
Window                        1 - 359      1 - 305       1 - 251       1 - 203       1 - 150       1 - 113        1 - 88
Expected Final Mat.           10/25/32     04/25/28      10/25/23      10/25/19      05/25/15      04/25/12      03/25/10
Duration (yrs.)                11.41         5.79          4.51          3.66          2.64          2.04          1.65

Class A-2
Average Life (yrs.)            19.45         6.41          4.51          3.45          2.32          1.72          1.31
Window                        1 - 359      1 - 267       1 - 203       1 - 161       1 - 112        1 - 84        1 - 46
Expected Final Mat.           10/25/32     02/25/25      10/25/19      04/25/16      03/25/12      11/25/09      09/25/06

Class A-3
Average Life (yrs.)            19.49         6.41          4.51          3.45          2.32          1.72          1.31
Window                        1 - 359      1 - 267       1 - 204       1 - 161       1 - 112        1 - 84        1 - 46
Expected Final Mat.           10/25/32     02/25/25      11/25/19      04/25/16      03/25/12      11/25/09      09/25/06

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                           Sensitivity Analysis - To 10% Call(1)
-----------------------------------------------------------------------------------------------------------------------------
Group I PPC                     0.00%        50.00%        75.00%       100.00%       150.00%       200.00%       250.00%
Group II PPC                    0.00%        62.50%        93.75%       125.00%       187.50%       250.00%       312.50%
Group III PPC                   0.00%        62.50%        93.75%       125.00%       187.50%       250.00%       312.50%

Class A-1
Yield @ 100.0000% (%)           4.40         4.38          4.36          4.35          4.31          4.28          4.24
Average Life (yrs.)            17.60         7.13          5.26          4.07          2.78          2.10          1.67
Window                        1 - 339      1 - 193       1 - 153       1 - 118        1 - 79        1 - 58        1 - 45
Expected Final Mat.           02/25/31     12/25/18      08/25/15      09/25/12      06/25/09      09/25/07      08/25/06
Duration (yrs.)                11.39         5.61          4.36          3.50          2.50          1.93          1.56

Class A-2
Average Life (yrs.)            19.40         6.11          4.26          3.24          2.18          1.62          1.26
Window                        1 - 345      1 - 182       1 - 127        1 - 95        1 - 62        1 - 45        1 - 31
Expected Final Mat.           08/25/31     01/25/18      06/25/13      10/25/10      01/25/08      08/25/06      06/25/05

Class A-3
Average Life (yrs.)            19.44         6.12          4.26          3.25          2.18          1.62          1.26
Window                        1 - 345      1 - 182       1 - 127        1 - 95        1 - 62        1 - 45        1 - 31
Expected Final Mat.           08/25/31     01/25/18      06/25/13      10/25/10      01/25/08      08/25/06      06/25/05

-----------------------------------------------------------------------------------------------------------------------------

(1) The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                        Class A-2 Net WAC Cap (20% LIBOR)
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals 20%.

---------------------------------      ---------------------------------
    Month         Class A-2               Month          Class A-2
                   Net WAC                                Net WAC
                   Cap (%)                                Cap (%)
---------------------------------      ---------------------------------
      1             5.514                   41             8.437
      2             6.047                   42             9.370
      3             6.047                   43             9.226
      4             6.695                   44             9.760
      5             6.047                   45             9.446
      6             6.248                   46             9.862
      7             6.047                   47            10.191
      8             6.248                   48            10.459
      9             6.047                   49            10.960
     10             6.046                   50            10.815
     11             6.248                   51            10.815
     12             6.046                   52            12.372
     13             6.248                   53            11.175
     14             6.046                   54            12.096
     15             6.046                   55            11.834
     16             6.463                   56            12.419
     17             6.046                   57            12.019
     18             6.248                   58            12.259
     19             6.046                   59            12.667
     20             6.248                   60            12.612
     21             6.046                   61            13.121
     22             6.130                   62            12.821
     23             6.334                   63            12.821
     24             6.229                   64            13.705
     25             6.467                   65            12.821
     26             6.293                   66            13.248
     27             6.293                   67            12.821
     28             7.060                   68            13.248
     29             6.377                   69            12.821
     30             6.692                   70            12.821
     31             6.506                   71            13.248
     32             6.759                   72            12.821
     33             6.541                   73            13.248
     34             6.984                   74            12.821
     35             7.218                   75            12.821
     36             7.616                   76            14.194
     37             8.032                   77            12.821
     38             7.993                   78            13.248
     39             7.993                   79            12.821
     40             9.341                   80            13.248
---------------------------------      ---------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Class A-2 Net WAC Cap (LIBOR Forward Curve)
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

----------------------------------------------------      ----------------------------------------------------
    Month          6 Month           Class A-2                Month          6 Month           Class A-2
                LIBOR Forward         Net WAC                             LIBOR Forward         Net WAC
                  Curve (%)           Cap (%)                               Curve (%)           Cap (%)
----------------------------------------------------      ----------------------------------------------------
      1             1.408              5.514                   41             4.487               8.097
      2             1.408              6.047                   42             4.531               8.936
      3             1.405              6.047                   43             4.575               8.781
      4             1.445              6.695                   44             4.618               9.272
      5             1.485              6.047                   45             4.643               8.973
      6             1.561              6.248                   46             4.662               9.073
      7             1.653              6.047                   47             4.687               9.375
      8             1.744              6.248                   48             4.706               9.214
      9             1.856              6.047                   49             4.723               9.562
     10             1.972              6.046                   50             4.746               9.306
     11             2.089              6.248                   51             4.780               9.306
     12             2.221              6.046                   52             4.819              10.348
     13             2.356              6.248                   53             4.858               9.347
     14             2.490              6.046                   54             4.897               9.732
     15             2.625              6.046                   55             4.936               9.439
     16             2.761              6.463                   56             4.976               9.785
     17             2.897              6.046                   57             5.020               9.470
     18             3.015              6.248                   58             5.066               9.541
     19             3.129              6.046                   59             5.116               9.859
     20             3.242              6.248                   60             5.167               9.649
     21             3.335              6.046                   61             5.219              10.000
     22             3.417              6.130                   62             5.271               9.719
     23             3.500              6.334                   63             5.320               9.719
     24             3.569              6.229                   64             5.367              10.484
     25             3.632              6.467                   65             5.410               9.808
     26             3.695              6.293                   66             5.451              10.263
     27             3.756              6.293                   67             5.489               9.961
     28             3.817              7.023                   68             5.524              10.334
     29             3.878              6.343                   69             5.556              10.001
     30             3.929              6.628                   70             5.586              10.071
     31             3.984              6.435                   71             5.613              10.406
     32             4.039              6.678                   72             5.636              10.156
     33             4.086              6.463                   73             5.658              10.514
     34             4.137              6.841                   74             5.676              10.200
     35             4.187              7.069                   75             5.692              10.200
     36             4.239              7.393                   76             5.704              11.337
     37             4.291              7.778                   77             5.714              10.240
     38             4.342              7.720                   78             5.721              10.625
     39             4.392              7.720                   79             5.726              10.292
     40             4.440              8.964                   80             5.729              10.645
----------------------------------------------------      ----------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                        Class A-3 Net WAC Cap (20% LIBOR)
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals 20%.

---------------------------------      ---------------------------------
    Month         Class A-3               Month          Class A-3
                   Net WAC                                Net WAC
                   Cap (%)                                Cap (%)
---------------------------------      ---------------------------------
      1             5.515                   41             8.506
      2             6.048                   42             9.487
      3             6.048                   43             9.323
      4             6.696                   44             9.877
      5             6.048                   45             9.558
      6             6.250                   46             9.932
      7             6.048                   47            10.264
      8             6.249                   48            10.558
      9             6.048                   49            11.047
     10             6.048                   50            10.909
     11             6.249                   51            10.909
     12             6.048                   52            12.435
     13             6.249                   53            11.232
     14             6.048                   54            12.151
     15             6.048                   55            11.873
     16             6.465                   56            12.459
     17             6.048                   57            12.057
     18             6.249                   58            12.272
     19             6.048                   59            12.681
     20             6.249                   60            12.623
     21             6.048                   61            13.123
     22             6.124                   62            12.822
     23             6.328                   63            12.822
     24             6.272                   64            13.706
     25             6.509                   65            12.822
     26             6.350                   66            13.249
     27             6.350                   67            12.822
     28             7.115                   68            13.249
     29             6.427                   69            12.822
     30             6.794                   70            12.822
     31             6.602                   71            13.249
     32             6.875                   72            12.822
     33             6.654                   73            13.249
     34             7.053                   74            12.822
     35             7.288                   75            12.822
     36             7.729                   76            14.195
     37             8.133                   77            12.822
     38             8.106                   78            13.249
     39             8.106                   79            12.822
     40             9.417                   80            13.249
---------------------------------      ---------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                   Class A-3 Net WAC Cap (LIBOR Forward Curve)
--------------------------------------------------------------------------------

The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

----------------------------------------------------      ----------------------------------------------------
    Month          6 Month           Class A-3                Month          6 Month           Class A-3
                LIBOR Forward         Net WAC                             LIBOR Forward         Net WAC
                  Curve (%)           Cap (%)                               Curve (%)           Cap (%)
----------------------------------------------------      ----------------------------------------------------
      1             1.408              5.515                   41             4.487               8.126
      2             1.408              6.048                   42             4.531               8.972
      3             1.405              6.048                   43             4.575               8.802
      4             1.445              6.696                   44             4.618               9.296
      5             1.485              6.048                   45             4.643               8.996
      6             1.561              6.250                   46             4.662               9.081
      7             1.653              6.048                   47             4.687               9.383
      8             1.744              6.249                   48             4.706               9.239
      9             1.856              6.048                   49             4.723               9.581
     10             1.972              6.048                   50             4.746               9.330
     11             2.089              6.249                   51             4.780               9.330
     12             2.221              6.048                   52             4.819              10.370
     13             2.356              6.249                   53             4.858               9.366
     14             2.490              6.048                   54             4.897               9.758
     15             2.625              6.048                   55             4.936               9.461
     16             2.761              6.465                   56             4.976               9.811
     17             2.897              6.048                   57             5.020               9.495
     18             3.015              6.249                   58             5.066               9.558
     19             3.129              6.048                   59             5.116               9.877
     20             3.242              6.249                   60             5.167               9.674
     21             3.335              6.048                   61             5.219              10.023
     22             3.417              6.124                   62             5.271               9.744
     23             3.500              6.328                   63             5.320               9.744
     24             3.569              6.272                   64             5.367              10.502
     25             3.632              6.509                   65             5.410               9.825
     26             3.695              6.350                   66             5.451              10.289
     27             3.756              6.350                   67             5.489               9.984
     28             3.817              7.087                   68             5.524              10.360
     29             3.878              6.401                   69             5.556              10.026
     30             3.929              6.729                   70             5.586              10.089
     31             3.984              6.533                   71             5.613              10.425
     32             4.039              6.794                   72             5.636              10.180
     33             4.086              6.575                   73             5.658              10.538
     34             4.137              6.915                   74             5.676              10.224
     35             4.187              7.145                   75             5.692              10.224
     36             4.239              7.473                   76             5.704              11.359
     37             4.291              7.846                   77             5.714              10.260
     38             4.342              7.787                   78             5.721              10.649
     39             4.392              7.787                   79             5.726              10.314
     40             4.440              8.996                   80             5.729              10.669
----------------------------------------------------      ----------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                                Summary of Terms
--------------------------------------------------------------------------------

Issuer:                           Accredited Mortgage Loan Trust 2002-2

Sponsor and Master Servicer:      Accredited Home Lenders, Inc.

Indenture Trustee:                Deutsche Bank

Owner Trustee:                    U.S. Bank Trust National Association

Notes:                            $178,667,000 Class A-1 Fixed Rate Notes (the
                                  "Fixed Rate Notes")
                                  $250,056,000 Class A-2 Floating Rate Notes
                                  $113,175,000 Class A-3 Floating Rate Notes

                                  (The Class A-2 Notes and the Class A-3 Notes, together "the Floating Rate Notes")

                                  The balance of each class of Notes is subject to a variance of +/- 5%

                                  The Class A-1 Fixed Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group I. The Class A-2 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group II. The Class A-3 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group III.

Note Ratings:                     The Notes are expected to receive the
                                  following ratings from Moody's Investors
                                  Service, Inc. and Standard & Poor's

                                       Class        Moody's        S&P
                                       -----        -------        ---
                                       A-1          Aaa            AAA
                                       A-2          Aaa            AAA
                                       A-3          Aaa            AAA

Note Insurer:                     Ambac Assurance Corporation

Backup Master Servicer:           Countrywide Home Loans, Inc.

Underwriter:                      Lehman Brothers

Expected Pricing Date:            Week of November 11, 2002

Closing Date:                     On or about November 21, 2002

Cut-off Date:                     Close of business on October 31, 2002 after
                                  giving effect to scheduled payments of
                                  principal due on or prior to November 1, 2002

Payment Dates:                    25th day of each month, or if such day is not
                                  a Business Day the next succeeding Business
                                  Day (first Payment Date: December 26, 2002).

Final Scheduled                   The Payment Date in February 25, 2033
Payment Date:

Delay Days:                       Fixed Rate Notes:  24 days
                                  Floating Rate Notes:  0 days
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------

Accrual Period:                   Fixed Rate Notes: the calendar month preceding
                                  the Payment Date
                                  Floating Rate Notes: from and including the prior Payment Date (or in the case of the December 26, 2002 Payment Date, from the
                                  Closing Date) to but excluding the current
                                  Payment Date

Day Count:                        Fixed Rate Notes:  30/360
                                  Floating Rate Notes:  Actual/360

Servicing Fee:                    One-twelfth of the product of 0.485% per annum
                                  and the stated principal balance of the
                                  Mortgage Loans at the beginning of the related
                                  Due Period.

Backup Master                     One-twelfth of the product of 0.015% per annum
Servicing Fee:                    and the stated principal balance of the
                                  Mortgage Loans at the beginning of the related
                                  Due Period (under certain circumstances may exceed one-twelfth of 0.015% per annum for the related Due Period).

Clearing:                         DTC, Clearstream and Euroclear

Denomination:                     Minimum $25,000; increments of $1,000.

SMMEA Eligibility:                The Notes are expected to be SMMEA eligible.

ERISA Eligibility:                The Notes are expected to be ERISA eligible.

Tax Status:                       Debt for Federal income tax purposes.

Mortgage Loans:                   Consists of three groups:

                                  Group I consists of $134,000,983.34 fixed mortgage loans secured by first lien, level pay and balloon mortgages (the "Group I Mortgage Loans").

                                  Group II consists of $187,542,191.98
                                  adjustable rate mortgage loans secured by first lien, level pay mortgages that conform to FNMA/FHLMC guidelines (the "Group II Mortgage Loans").

                                  Group III consists of $84,881,908.52
                                  adjustable rate mortgage loans secured by first lien, level pay mortgages (the "Group III Mortgage Loans").

Pre-Funding Account:              As of the Closing Date, three Pre-Funding
                                  Accounts will be established and approximately
                                  $135,475,027.95 will be deposited into these accounts in aggregate. Funds in these accounts will be used to purchase Mortgage Loans (the
                                  "Subsequent Mortgage Loans") during the
                                  Pre-Funding Period for addition to the
                                  respective sub-trust. The Pre-Funding Period will last no more than 30 days following the Closing Date. Any amounts on deposit in the Pre-Funding Account at the end of the Pre-Funding Period that are not used to purchase Subsequent Mortgage Loans will be paid as principal on the related Class of Notes on the Payment Date in the month following the month during which the Pre-Funding Period ends.

                                  Group I Pre-Funding Account will be
                                  $44,666,994.45 as of the Closing Date.

                                  Group II Pre-Funding Account consists of
                                  $62,514,064.00 as of the Closing Date.

                                  Group III Pre-Funding Account will be
                                  $28,293,969.51 as of the Closing Date.

Capitalized Interest Account:     On the Closing Date, certain amounts will be
                                  deposited into a Capitalized Interest Account
                                  to cover possible interest shortfalls on the
                                  Notes during the Pre-Funding Period as a
                                  result of the Pre-Funding feature.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------

Credit Enhancement:               100% Ambac note insurance policy

                                  Excess Interest: excess interest will be used to create, increase and maintain a required level of overcollateralization for each Class of Notes.

                                  Overcollateralization: the required amount of overcollateralization for Group I, Group II and Group III Mortgage Loans is based on certain minimum and maximum levels of overcollateralization and on the performance of the Mortgage Loans, for each respective loan group.

                                     Group I:                 Group II & III:
                                     --------                 ---------------
                                     Initial:     0.00%       Initial:     0.00%
                                     Target:      1.75%       Target:      3.10%
                                     Stepdown:    3.50%       Stepdown:    6.20%
                                     Floor:       0.50%       Floor:       0.50%

                                  Cross-collateralization: On each Payment Date, excess interest from one loan group will be available to fund payment priorities (ii),
                                  (iii) and (iv) under "Payment Priority" below with respect to the other loan groups.

                                  Reserve Account: On each Payment Date, excess interest from a loan group remaining after funding the overcollateralization increase amount for each group is paid into the reserve account until the funds on deposit in the reserve account equal the Specified Reserve Amount.

Clean-up Call Date:               The Sponsor may, at its option, terminate the
                                  sub-trust with respect to the Group I Mortgage
                                  Loans on any Payment Date when the outstanding principal balance of the Class A-1 Notes is equal to or less than 10% of the original principal balance of the Class A-1 Notes, provided that overcollateralization with respect to Group II and Group III is currently funded at its target.

                                  Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group II Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-2 Notes is equal to or less than 10% of the original principal balance of the Class A-2 Notes, provided that overcollateralization with respect to Group I and Group III is currently funded at its target.

                                  Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group III Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-3 Notes is equal to or less than 10% of the original principal balance of the Class A-3 Notes, provided that overcollateralization with respect to Group I and Group II is currently funded at its target.

                                  In addition, to the extent that the Sponsor
                                  has not previously exercised its call option
                                  with respect to each group of Mortgage Loans, the Sponsor has the option to terminate the entire trust on any Payment Date when the aggregate outstanding principal balance of the Notes is equal to or less than 10% of the original aggregate principal balance of the Notes.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------

Clean-up Call Date (continued):   If the Sponsor does not elect to exercise the
                                  Clean-up Call with respect to the Class A-1
                                  Notes, the Class A-1 Note Rate will increase by 0.75% in the next Payment Date.

Step-Up Margin:                   If the Sponsor does not elect to exercise the
                                  Clean-up Call with respect to the Class A-2
                                  Notes, the margin with respect to the Class
                                  A-2 Notes will increase to twice the initial margin in the next Payment Date.

                                  If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-3 Notes, the margin with respect to the Class A-3 Notes will increase to twice the initial margin in the next Payment Date.

                                  If the Sponsor does not elect to exercise the Clean-up Call with respect to the entire trust, the Class A-1 Note Rate will increase by 0.75% in the next Payment Date, the margin with respect to the Class A-2 Notes will increase to twice the initial margin in the next Payment Date and the margin with respect to the Class A-3 Notes will increase to twice the initial margin in the next Payment Date, in each case only to the extent that the related coupon or margin have not already stepped up.

      Auction Sale:               If the Sponsor does not elect to exercise the
                                  Clean-up Call with respect to a particular class of Notes within three months after the Clean-up Call Date, then, on the following
                                  Payment Date the Indenture Trustee will begin an auction process to sell the remaining mortgage loans in the related sub-trust.
                                  Generally, the amounts received from the Auction Sale must be sufficient to allow the Indenture Trustee to redeem the Notes for an amount equal to the aggregate outstanding principal balance of the related Class of Notes, plus all accrued and unpaid interest thereon including shortfalls of interest carryforward amounts (including, with respect to the Class A-2 Notes, any Class A-2 Net WAC
                                  Cap Carryforward Amount and with respect to the Class A-3 Notes, any Class A-3 Net WAC Cap
                                  Carryforward Amount), including unreimbursed advances due and owing to the Master Servicer and amounts due and owing to the Note Insurer.

                                  However, in certain limited circumstances
                                  (with consent of 66 2/3% of the outstanding principal balance of the related class of Notes and consent of the Note Insurer), the Mortgage Loans remaining in the related sub-trust after the Clean-up Call may be sold for less than the full amount stated above. Additionally, to the extent that the Auction Sale does not produce sufficient proceeds and the noteholders do not consent to sell the mortgage loans for less than the full amount stated above, the Note Insurer may exercise the Clean-up Call with respect to a particular Class or Classes of Notes for the full amount stated above.

      Full Turbo:                 In addition, so long as the auction process
                                  continues with respect to a group, all
                                  payments from such group that would normally be distributed to the ownership interest in the trust will be used to pay down the Notes relating to such group and all payments from the other group or groups that are not participating in the Auction Process that would normally be distributed to the ownership interest in the trust will be deposited in the reserve account.

Advancing:                        The Master Servicer will be required to
                                  advance amounts representing delinquent
                                  payments of scheduled principal and interest,
                                  as well as expenses to preserve and to protect
                                  the value of collateral, in each case to the
                                  extent considered recoverable. The Backup
                                  Master Servicer will be obligated to make
                                  these advances in the event that the Master
                                  Servicer does not do so. Reimbursement of
                                  these advances is senior to payments to
                                  noteholders.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------

Principal Payments:               The amount of principal payable with respect
                                  to each Class of Notes on each Payment Date will consist of the following amounts received in connection with the related group of Mortgage Loans:

                                  -     scheduled principal payments due from
                                        the second day of the prior month to and including the first day of the current month (the "Due Period");

                                  -     prepayments in full received from the
                                        sixteenth day of the prior month to and
                                        including the fifteenth day of the
                                        current month (the "Prepayment Period");

                                  -     partial prepayments and other
                                        unscheduled payments of principal
                                        received during the prior calendar
                                        month;

                                  -     for the Payment Date in the month
                                        following the end of the Pre-Funding
                                        Period, any remaining amount on deposit
                                        in the related Pre-Funding Account

                                  plus any accelerated principal payments, funded from available excess interest, which prior to the Clean-up Call Date will be paid to the extent needed to reach and maintain the required level of overcollateralization with respect to the related Class of Notes, and three Payment Dates following the first possible exercise of the Clean-up Call all of which will be used to accelerate repayment of the related class of Notes.

                                  As of the Closing Date, in respect of
                                  principal payments, the trust estate for each respective group will consist of all scheduled collections due after November 1, 2002 and all unscheduled collections received on or after November 1, 2002 with respect to the Mortgage Loans in such group.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)

Payment Priority:                 On each Payment Date, the Indenture Trustee
                                  will make payments from amounts received in respect of each group of Mortgage Loans, net of the Servicing Fee and advances reimbursable to the Master Servicer or Backup Master
                                  Servicer, to the holders of the related class of Notes and reimbursement to the Note Insurer under the insurance agreement, to the extent of funds, including any Insured Payments, on deposit in the related payment account, as follows:

                                  (i)    the Indenture Trustee fee; the Owner
                                         Trustee fee; the Note Insurer premium;
                                         the Backup Master Servicer fee, in each
                                         case, with respect to the related Class
                                         of Notes;

                                  (ii)   the Interest Payment Amount for the
                                         related Class of Notes;

                                  (iii)  the Base Principal Payment Amount for
                                         the related Class of Notes;

                                  (iv)   the Overcollateralization Deficit, if
                                         any, for the related Class of Notes;

                                  (v) pari passu, to the holders of the other classes of Notes, any shortfall in the amounts specified in (ii), (iii) and
                                         (iv) above after application of amounts
                                         received in respect of the group of
                                         Mortgage Loans related to such other
                                         Classes of Notes, allocated to each
                                         such other class on the basis of the
                                         amount of each such shortfall;

                                  (vi) to the Note Insurer, the reimbursement amount for the related Class of Notes as of such Payment Date;

                                  (vii) to the Note Insurer, the reimbursement amount for the other Classes of Notes as of such Payment Date, to the extent not already reimbursed;

                                  (viii) the overcollateralization increase
                                         amount for the related Class of Notes;

                                  (ix)   to the Reserve Account, the amount
                                         necessary for the balance of such
                                         account to equal the applicable
                                         Specified Reserve Amount;

                                  (x) to the holders of the related Class of Floating Rate Notes, the related Net WAC Cap Carry-Forward Amount;

                                  (xi) to the Master Servicer, any amount due to it with respect to the related group; and

                                  (xii)  to the holders of the trust
                                         certificates, any remaining available
                                         funds.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------

Class A-1 Note Interest:          The Class A-1 Note Rate will be equal to the
                                  rate established at pricing, provided that, on any Payment Date after the related Clean-up
                                  Call Date, the Class A-1 Note Rate will
                                  increase by 0.75%.

                                  The Class A-1 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-1 Notes, reduced by any interest shortfalls on the Group I Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-1 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-1 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

                                  The Class A-1 Carry-Forward Amount: for any
                                  Payment Date will be the sum of (a) the
                                  amount, if any, by which (x) the Class A-1
                                  Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause
                                  (a), calculated at an interest rate equal to the Class A-1 Note Rate.

Class A-2 Note Interest:          The Class A-2 Note Rate will be equal to the
                                  lesser of (a) the Class A-2 Formula Rate and
                                  (b) the Class A-2 Net WAC Cap Rate.

                                  The Class A-2 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) [14]%.

                                  The Class A-2 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-2 Notes, reduced by any interest shortfalls on the Group II Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-2 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-2 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

                                  The Class A-2 Carry-Forward Amount for any
                                  Payment Date will be the sum of (a) the
                                  amount, if any, by which (x) the Class A-2
                                  Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-2 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause
                                  (a), calculated at an interest rate equal to
                                  the Class A-2 Formula Rate.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------

Class A-3 Note Interest:          The Class A-3 Note Rate will be equal to the
                                  lesser of (a) the Class A-3 Formula Rate and
                                  (b) the Class A-3 Net WAC Cap Rate.

                                  The Class A-3 Formula Rate is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) [14]%.

                                  The Class A-3 Interest Payment Amount for any Payment Date will be an amount equal to the current interest for the Class A-3 Notes, reduced by any interest shortfalls on the Group III Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-3 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-3 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

                                  The Class A-3 Carry-Forward Amount for any
                                  Payment Date will be the sum of (a) the
                                  amount, if any, by which (x) the Class A-3
                                  Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-3 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause
                                  (a), calculated at an interest rate equal to
                                  the Class A-3 Formula Rate.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------

Class A-2 Net WAC Cap:            Class A-2 Net WAC Cap Rate is per annum rate
                                  equal to the product of (i) the weighted average mortgage interest rate with respect to the Group II Mortgage Loans, less the Note
                                  Insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.50% and (ii) 30 divided by the number of days in the related Accrual
                                  Period.

                                  Class A-2 Net WAC Cap Carry-Forward Amount:
                                  With respect to the Class A-2 Notes and any Payment Date, the sum of

                                  (i) the excess, if any, of (x) the Class A-2 current interest calculated at the Class A-2 Formula Rate over (y) the Class A-2 current interest calculated at the Class A-2 Net WAC Cap Rate, in each case as of such Payment Date, and

                                  (ii)  the amount calculated under clause (i)
                                        above remaining unpaid from any previous
                                        Payment Date, with interest thereon at
                                        the Class A-2 Formula Rate.

Class A-3 Net WAC Cap:            Class A-3 Net WAC Cap Rate is per annum rate
                                  equal to the product of (i) the weighted average mortgage interest rate with respect to the Group III Mortgage Loans, less the Note
                                  Insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.50% and (ii) 30 divided by the number of days in the related Accrual
                                  Period.

                                  Class A-3 Net WAC Cap Carry-Forward Amount:
                                  With respect to the Class A-3 Notes and any Payment Date, the sum of

                                  (iii) the excess, if any, of (x) the Class A-3
                                        current interest calculated at the Class
                                        A-3 Formula Rate over (y) the Class A-3
                                        current interest calculated at the Class
                                        A-3 Net WAC Cap Rate, in each case as of such Payment Date, and

                                  (iv)  the amount calculated under clause (i)
                                        above remaining unpaid from any previous
                                        Payment Date, with interest thereon at
                                        the Class A-3 Formula Rate.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------

Base Principal Payment Amount:    Base Principal Payment Amount for any group of
                                  Mortgage Loans and any Payment Date will be the lesser of:

                                  (a)    the excess of (x) the sum, as of such
                                         Payment Date, of (A) the available
                                         amount for such group and (B) any
                                         Insured Payment with respect to the
                                         related class of Notes over (y) the sum
                                         of the interest payment amount for such
                                         group; and

                                  (b)    the sum, without duplication, of:

                                         (i)    all scheduled principal payments
                                                due and collected (or advanced)
                                                for the prior due period, plus
                                                all prepayments in full received
                                                during the prior prepayment
                                                period, plus all partial
                                                prepayments and other
                                                unscheduled recoveries of
                                                principal (other than
                                                prepayments in full) plus the
                                                principal portion of all
                                                insurance proceeds received
                                                during the prior calendar month,
                                                less related servicing and
                                                delinquency advances, in each
                                                case, for the related group of
                                                Mortgage Loans;

                                         (ii)   the principal balance of each
                                                Mortgage Loan that was
                                                repurchased by the Sponsor on
                                                the related servicer remittance
                                                date from such group to the
                                                extent such principal balance is
                                                actually received by the
                                                Indenture Trustee and less any
                                                related reimbursements of
                                                delinquency advances or of
                                                servicing advances to the Master
                                                Servicer;

                                         (iii)  any substitution adjustments
                                                delivered by the Sponsor on the
                                                related servicer remittance date
                                                in connection with a
                                                substitution of a Mortgage Loan
                                                in such group, to the extent
                                                such substitution adjustments
                                                are actually received by the
                                                Indenture Trustee;

                                         (iv)   the net liquidation proceeds
                                                actually collected by the Master
                                                Servicer on all Mortgage Loans
                                                in such group during the
                                                preceding calendar month -- to
                                                the extent such net liquidation
                                                proceeds relate to principal;

                                         (v)    the proceeds received by the
                                                Indenture Trustee upon the
                                                exercise by the Sponsor of its
                                                option to call the related class
                                                of Notes -- to the extent such
                                                proceeds relate to principal;

                                         (vi)   the proceeds received by the
                                                Indenture Trustee upon the
                                                exercise by the Sponsor of its
                                                option to terminate the Trust --
                                                to the extent such proceeds
                                                relate to principal -- allocable
                                                to such group;

                                         (vii)  any amounts remaining in the
                                                Pre-Funding Account at the end
                                                of the Pre-Funding Period;

                                         (viii) any amount that the Note Insurer
                                                has elected to pay as principal
                                                -- including liquidated loan
                                                losses -- prior to any remaining
                                                overcollateralization deficit;
                                                minus

                                         (ix)   the amount of any
                                                overcollateralization reduction
                                                amount for such group for such
                                                Payment Date.

                                  In no event will the Base Principal Payment
                                  Amount for a group with respect to any Payment Date be (x) less than zero or (y) greater than the then outstanding principal balance for the related Class of Notes.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------

Specified Reserve Amount:         With respect to each group of Mortgage Loans
                                  and any Payment Date, the difference between
                                  (x) the specified overcollateralization amount for each mortgage loan group on such Payment
                                  Date and (y) the overcollateralization amount for each mortgage loan group on such Payment
                                  Date.

Overcollateralization Deficit:    For any Payment Date, the amount, if any, by
                                  which the aggregate note principal balance of a Class of Notes, after payment of the Base
                                  Principal Payment Amount for such group, but before taking into account any principal payment funded from Excess Interest, the Reserve Fund or any Insured Payment, exceeds the aggregate scheduled principal balances of the Mortgage Loans in the related group plus the amounts in the related Pre-Funding Account as of the close of business on the last day of the prior calendar month, after adjustment to reflect scheduled principal payments due during the related Due Period, prepayments in full received during the related prepayment period and partial principal prepayments received during the prior calendar month.

Insured Amount:                   For any Class of Notes and any Payment Date,
                                  the sum of,

                                  (i)   the related Interest Payment Amount;

                                  (ii)  the remaining Overcollateralization
                                        Deficit allocable to the related group
                                        for that Payment Date; and

                                  (iii) without duplication of the amount
                                        specified in (i) and (ii), on the
                                        Payment Date which is the Final
                                        Scheduled Payment Date, the aggregate
                                        outstanding principal balance for the
                                        related Class of Notes.

Insured Payment:                  For any Class of Notes and any Payment Date
                                  will equal the amount by which the Insured
                                  Amount for the related group and the Payment
                                  Date exceeds the sum of (i) the related
                                  available amount for that Payment Date plus
                                  (ii) any amount transferred on the Payment
                                  Date to that payment account from another
                                  group's payment account, or from the Reserve
                                  Account.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding

--------------------------------------------------------------------------------
Total Number of Loans                                                        927

Total Outstanding Loan Balance                                   $134,000,983.34

Average Loan Principal Balance                                       $144,553.38

Balloon (% of Total Balance)                                              17.46%

Weighted Average Coupon                                                   7.379%

Weighted Average Original Term (months)                                      315

Weighted Average Remaining Term (months)                                     314

Weighted Average Original LTV                                             77.38%

Lien Position (first/second)                                             100.00%

Loans Subject to Prepayment Penalties                                    100.00%

Property Type
        Single Family                                                     84.49%
        PUD                                                                7.53%
        2-4 Family                                                         2.76%
        Condominium                                                        4.06%
        Manufactured Housing                                               0.55%
        Townhouse                                                          0.62%

Loan Purpose
        Cashout Refinance                                                 72.57%
        Rate/Term Refinance                                               13.74%
        Purchase                                                          13.70%

Occupancy Status
        Owner Occupied                                                    95.83%
        Non-Owner Occupied                                                 4.17%

Loan Documentation
        Full                                                              82.46%
        Stated                                                            17.13%
        Limited                                                            0.40%

Geographic Distribution                                           CA      43.15%
(Other states account individually for less th the Fixed          FL       7.75%
Rate Mortgage Loan Group principal balance.)                      NY       6.32%
                                                                  PA       5.45%

Weighted Average FICO                                                        654

Days Delinquent
        Current                                                           99.90%
        30 - 59 Days                                                       0.10%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                 GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
State                                    Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
CA                                                    316            $57,820,683.45                          43.15%
FL                                                    109             10,378,945.50                            7.75
NY                                                     50              8,472,107.60                            6.32
PA                                                     56              7,308,996.96                            5.45
WA                                                     40              5,771,436.54                            4.31
OR                                                     30              4,037,319.28                            3.01
CO                                                     25              3,858,236.82                            2.88
OH                                                     36              3,806,617.38                            2.84
IN                                                     31              3,071,407.92                            2.29
CT                                                     16              3,049,173.19                            2.28
MD                                                     19              2,904,407.80                            2.17
AZ                                                     24              2,695,182.62                            2.01
GA                                                     23              2,698,084.85                            2.01
MI                                                     19              2,307,129.67                            1.72
TX                                                     24              2,185,525.79                            1.63
KY                                                     17              1,508,955.70                            1.13
NJ                                                      8              1,474,943.86                            1.10
RI                                                      7              1,293,508.22                            0.97
MA                                                      6              1,145,168.41                            0.85
IL                                                     11              1,122,670.74                            0.84
UT                                                      6              1,024,876.85                            0.76
VA                                                      7                874,918.04                            0.65
HI                                                      3                685,554.00                            0.51
NH                                                      4                656,064.36                            0.49
MO                                                      7                649,887.21                            0.48
WI                                                      5                464,817.31                            0.35
KS                                                      2                415,094.53                            0.31
NV                                                      4                411,714.36                            0.31
MN                                                      3                292,201.31                            0.22
LA                                                      4                252,755.78                            0.19
NC                                                      2                233,665.16                            0.17
SC                                                      2                219,713.32                            0.16
ME                                                      2                200,958.09                            0.15
NM                                                      2                190,331.50                            0.14
WV                                                      2                151,926.43                            0.11
MS                                                      2                131,901.75                            0.10
WY                                                      1                108,708.76                            0.08
NE                                                      1                 93,442.27                            0.07
OK                                                      1                 31,950.00                            0.02
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                           CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
        Range of Cut-off Date               Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
        Principal Balance ($)            Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                        37             $1,608,974.14                          1.20%
50,000.01 - 100,000.00                                 308             23,915,606.45                          17.85
100,000.01 - 150,000.00                                252             31,417,640.35                          23.45
150,000.01 - 200,000.00                                155             26,745,123.29                          19.96
200,000.01 - 250,000.00                                 70             15,680,627.32                          11.70
250,000.01 - 300,000.00                                 43             11,666,195.15                           8.71
300,000.01 - 350,000.00                                 28              8,957,220.77                           6.68
350,000.01 - 400,000.00                                 16              6,037,637.90                           4.51
400,000.01 - 450,000.00                                 12              5,090,677.09                           3.80
450,000.01 - 500,000.00                                  6              2,881,280.89                           2.15
--------------------------------------------------------------------------------------------------------------------
Total:                                                 927           $134,000,983.34                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                          ORIGINAL LOAN- TO- VALUE RATIOS
--------------------------------------------------------------------------------------------------------------------
          Range of Original                Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
       Loan-to-Value Ratios (%)          Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
10.001 - 20.000                                         1                $60,952.41                           0.05%
20.001 - 30.000                                        13                921,898.40                            0.69
30.001 - 40.000                                        16              1,702,478.91                            1.27
40.001 - 50.000                                        26              3,228,408.05                            2.41
50.001 - 60.000                                        46              6,804,833.40                            5.08
60.001 - 70.000                                        90             12,843,817.31                            9.58
70.001 - 80.000                                       401             60,574,417.03                           45.20
80.001 - 90.000                                       334             47,864,177.81                           35.72
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                               GROSS INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
          Range of Mortgage                 Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                           10             $2,089,226.06                          1.56%
6.001 - 6.500                                           94             15,571,159.99                          11.62
6.501 - 7.000                                          243             39,526,509.46                          29.50
7.001 - 7.500                                          217             31,565,434.45                          23.56
7.501 - 8.000                                          180             25,588,955.14                          19.10
8.001 - 8.500                                           72              8,702,552.02                           6.49
8.501 - 9.000                                           65              6,894,127.37                           5.14
9.001 - 9.500                                           24              2,378,372.10                           1.77
9.501 - 10.000                                          15              1,199,102.00                           0.89
10.001 - 10.500                                          2                133,301.66                           0.10
10.501 - 11.000                                          3                191,155.75                           0.14
11.001 - 11.500                                          1                116,409.60                           0.09
12.001 - 12.500                                          1                 44,677.74                           0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                                 927           $134,000,983.34                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                            ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Original Terms to Maturity       Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                               249            $30,314,594.11                          22.62%
181 - 240                                              32              4,206,679.31                            3.14
241 - 300                                               3                411,312.07                            0.31
301 - 360                                             643             99,068,397.84                           73.93
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                            REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Remaining Terms to Maturity      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                               249            $30,314,594.11                          22.62%
181 - 240                                              32              4,206,679.31                            3.14
241 - 300                                               3                411,312.07                            0.31
301 - 360                                             643             99,068,397.84                           73.93
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                          SEASONING OF THE MORTAGE LOANS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Age (months)                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0                                                     296            $43,715,607.11                          32.62%
1                                                     299             44,722,009.92                           33.37
2                                                     317             43,995,152.31                           32.83
3                                                      14              1,470,634.79                            1.10
5                                                       1                 97,579.21                            0.07
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                 AMORTIZATION TYPE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Amortization Method                      Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Balloon                                               181            $23,390,321.20                          17.46%
Fully Amortizing                                      746            110,610,662.14                           82.54
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                  OCCUPANCY STATUS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
 Occupancy Status                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Owner Occupied                                        877           $128,416,722.54                          95.83%
Non-Owner Occupied                                     50              5,584,260.79                            4.17
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                   PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Property Type                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Single Family                                         781           $113,219,004.18                          84.49%
PUD                                                    61             10,084,000.28                            7.53
Condo                                                  50              5,438,806.10                            4.06
2-4 Family                                             21              3,694,574.08                            2.76
Townhouse                                               5                828,431.83                            0.62
Manufactured Housing                                    9                736,166.87                            0.55
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                              PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
      Prepayment Penalty (years)         Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.001 - 1.000                                           56             $9,350,744.99                          6.98%
1.001 - 2.000                                            7              1,292,934.49                           0.96
2.001 - 3.000                                          172             29,383,527.50                          21.93
3.001 - 4.000                                            4                652,852.73                           0.49
4.001 - 5.000                                          688             93,320,923.63                          69.64
--------------------------------------------------------------------------------------------------------------------
Total:                                                 927           $134,000,983.34                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                    LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
 Loan Purpose                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                                    657            $97,239,891.61                          72.57%
Rate/Term Refinance                                   148             18,405,115.01                           13.74
Purchase                                              122             18,355,976.72                           13.70
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                 LOAN DOCUMENTATION
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
 Loan Documentation                      Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Full                                                  784           $110,501,043.70                          82.46%
Stated                                                140             22,957,693.52                           17.13
Limited                                                 3                542,246.12                            0.40
--------------------------------------------------------------------------------------------------------------------
Total:                                                927           $134,000,983.34                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group I
--------------------------------------------------------------------------------

           Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                    FICO SCORE
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
              FICO Score                 Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
521 - 540                                                8               $876,282.94                          0.65%
541 - 560                                               20              2,734,885.22                           2.04
561 - 580                                               52              6,433,898.69                           4.80
581 - 600                                               70              8,359,109.90                           6.24
601 - 620                                              106             14,539,093.67                          10.85
621 - 640                                              170             24,045,879.86                          17.94
641 - 660                                              150             22,018,986.86                          16.43
661 - 680                                              119             18,620,473.02                          13.90
681 - 700                                               77             12,454,680.34                           9.29
701 - 720                                               54              8,630,752.98                           6.44
721 - 740                                               41              6,472,864.17                           4.83
741 - 760                                               27              4,845,876.68                           3.62
761 - 780                                               20              2,587,197.68                           1.93
781 - 800                                                9                996,214.56                           0.74
801 - 820                                                4                384,786.76                           0.29
--------------------------------------------------------------------------------------------------------------------
Total:                                                 927           $134,000,983.34                        100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Number of Loans                                                      1,172

Total Outstanding Loan Balance                                   $187,542,191.98

Average Loan Principal Balance                                       $160,018.94

Weighted Average Coupon                                                   7.475%

Weighted Average Margin                                                    6.16%

Weighted Average Original Term (months)                                      360

Weighted Average Remaining Term (months)                                     359

Weighted Average Maximum Rate                                             14.48%

Weighted Average Periodic Cap                                              1.50%

Weighted Average Initial Periodic Cap                                      1.50%

Weighted Average Floor                                                     7.48%

Weighted Average Original LTV                                             80.85%

Lien Position (first/second)                                             100.00%

Loans Subject to Prepayment Penalties                                    100.00%

Property Type
        Single Family                                                     72.60%
        PUD                                                               15.10%
        Condominium                                                        8.94%
        2-4 Family                                                         2.38%
        Townhouse                                                          0.91%

Loan Purpose
        Cashout Refinance                                                 42.21%
        Purchase                                                          48.34%
        Rate/Term Refinance                                                9.39%
        Construction Permanent                                             0.06%

Occupancy Status
        Owner Occupied                                                    97.96%
        Non-Owner Occupied                                                 2.04%

Loan Documentation
        Full                                                              78.15%
        Stated                                                            21.15%
        Limited                                                            0.70%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type
        2/28 - ARM                                                        17.00%
        3/27 - ARM                                                        83.00%

Geographic Distribution
(Other states account individually for less than 5% of the         CA     46.80%
Adjustable Rate Loan Group principal balance.)                     IL      5.53%

Weighted Average FICO                                                        637

Days Delinquent
     Current                                                              99.75%
     30 - 59                                                               0.25%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                 GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
State                                    Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
CA                                                    456            $87,764,529.31                          46.80%
IL                                                     64             10,379,057.54                            5.53
FL                                                     66              8,829,776.72                            4.71
AZ                                                     53              6,357,031.23                            3.39
MD                                                     33              6,266,885.55                            3.34
VA                                                     32              5,362,379.03                            2.86
WA                                                     30              5,276,467.21                            2.81
GA                                                     45              5,259,742.64                            2.80
CT                                                     34              5,137,949.01                            2.74
OR                                                     30              4,294,824.21                            2.29
MI                                                     33              3,875,539.66                            2.07
TX                                                     30              3,394,569.25                            1.81
OH                                                     34              3,304,560.24                            1.76
NJ                                                     18              3,262,064.93                            1.74
CO                                                     19              3,182,893.19                            1.70
MA                                                     16              2,970,057.21                            1.58
IN                                                     27              2,893,077.66                            1.54
PA                                                     22              2,614,643.47                            1.39
UT                                                     17              2,281,228.90                            1.22
MO                                                     22              2,089,623.65                            1.11
KY                                                     20              1,999,270.46                            1.07
RI                                                      9              1,587,748.58                            0.85
HI                                                      5              1,279,819.73                            0.68
NV                                                      8              1,219,076.70                            0.65
NC                                                      6              1,144,113.91                            0.61
SC                                                      7                936,318.16                            0.50
KS                                                      8                862,619.69                            0.46
NH                                                      6                805,818.80                            0.43
MN                                                      4                621,280.01                            0.33
ID                                                      5                567,788.59                            0.30
WI                                                      3                527,884.24                            0.28
LA                                                      3                319,529.51                            0.17
MS                                                      2                250,912.08                            0.13
DE                                                      2                231,051.80                            0.12
WY                                                      1                197,600.00                            0.11
OK                                                      2                194,459.12                            0.10
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
        Range of Cut-off Date              Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
        Principal Balance ($)            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                       14               $639,978.73                           0.34%
50,000.01 - 100,000.00                                236             18,858,539.69                           10.06
100,000.01 - 150,000.00                               357             44,088,271.31                           23.51
150,000.01 - 200,000.00                               236             41,480,293.42                           22.12
200,000.01 - 250,000.00                               186             42,000,690.38                           22.40
250,000.01 - 300,000.00                               124             33,709,774.30                           17.97
300,000.01 - 350,000.00                                10              3,203,688.40                            1.71
350,000.01 - 400,000.00                                 7              2,613,018.54                            1.39
450,000.01 - 500,000.00                                 2                947,937.21                            0.51
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                           ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
       Loan-to-Value Ratios (%)          Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
20.001 - 30.000                                         2               $114,945.04                           0.06%
30.001 - 40.000                                         2                129,899.00                            0.07
40.001 - 50.000                                         6                688,868.36                            0.37
50.001 - 60.000                                        19              2,563,072.41                            1.37
60.001 - 70.000                                        52              7,681,905.26                            4.10
70.001 - 80.000                                       737            119,686,112.07                           63.82
80.001 - 90.000                                       354             56,677,389.85                           30.22
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                               GROSS INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
          Range of Mortgage                Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                           3               $510,856.75                           0.27%
5.501 - 6.000                                          38              7,207,364.53                            3.84
6.001 - 6.500                                         136             23,812,031.17                           12.70
6.501 - 7.000                                         282             47,192,329.95                           25.16
7.001 - 7.500                                         261             40,431,024.93                           21.56
7.501 - 8.000                                         103             21,407,394.10                           11.41
8.001 - 8.500                                         167             23,116,428.45                           12.33
8.501 - 9.000                                         128             17,220,377.77                            9.18
9.001 - 9.500                                          26              3,470,125.59                            1.85
9.501 - 10.000                                         20              2,392,376.07                            1.28
10.001 - 10.500                                         7                730,919.22                            0.39
10.501 - 11.000                                         1                 50,963.45                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                              RANGE OF GROSS MARGINS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Gross Margins (%)              Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                                           2               $425,350.44                           0.23%
4.001 - 4.500                                          26              4,963,016.33                            2.65
4.501 - 5.000                                          98             18,059,432.40                            9.63
5.001 - 5.500                                         233             39,919,848.00                           21.29
5.501 - 6.000                                         266             41,921,620.82                           22.35
6.001 - 6.500                                         156             26,903,903.03                           14.35
6.501 - 7.000                                         146             22,763,396.13                           12.14
7.001 - 7.500                                         125             17,489,936.22                            9.33
7.501 - 8.000                                          81             10,653,402.72                            5.68
8.001 - 8.500                                          26              3,069,942.78                            1.64
8.501 - 9.000                                           8                911,137.88                            0.49
9.001 - 9.500                                           4                410,241.78                            0.22
9.501 - 10.000                                          1                 50,963.45                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          MAXIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Maximum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                                         3               $510,856.75                           0.27%
12.501 - 13.000                                        38              7,207,364.53                            3.84
13.001 - 13.500                                       136             23,812,031.17                           12.70
13.501 - 14.000                                       282             47,192,329.95                           25.16
14.001 - 14.500                                       261             40,431,024.93                           21.56
14.501 - 15.000                                       103             21,407,394.10                           11.41
15.001 - 15.500                                       167             23,116,428.45                           12.33
15.501 - 16.000                                       128             17,220,377.77                            9.18
16.001 - 16.500                                        26              3,470,125.59                            1.85
16.501 - 17.000                                        20              2,392,376.07                            1.28
17.001 - 17.500                                         7                730,919.22                            0.39
17.501 - 18.000                                         1                 50,963.45                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          MINIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Minimum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                           3               $510,856.75                           0.27%
5.501 - 6.000                                          38              7,207,364.53                            3.84
6.001 - 6.500                                         136             23,812,031.17                           12.70
6.501 - 7.000                                         282             47,192,329.95                           25.16
7.001 - 7.500                                         260             40,282,224.93                           21.48
7.501 - 8.000                                         103             21,407,394.10                           11.41
8.001 - 8.500                                         168             23,265,228.45                           12.41
8.501 - 9.000                                         128             17,220,377.77                            9.18
9.001 - 9.500                                          26              3,470,125.59                            1.85
9.501 - 10.000                                         20              2,392,376.07                            1.28
10.001 - 10.500                                         7                730,919.22                            0.39
10.501 - 11.000                                         1                 50,963.45                            0.03
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                      MONTH AND YEAR OF NEXT RATE CHANGE DATE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Month of Next Rate Change Date           Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
May 2004                                                1               $192,858.90                           0.10%
August 2004                                             8              1,244,771.34                            0.66
September 2004                                         79             13,284,972.93                            7.08
October 2004                                           60             10,175,981.79                            5.43
November 2004                                          45              6,977,703.97                            3.72
July 2005                                               1                211,795.72                            0.11
August 2005                                            40              5,905,178.93                            3.15
September 2005                                        361             57,343,962.13                           30.58
October 2005                                          315             51,120,030.02                           27.26
November 2005                                         261             40,945,016.27                           21.83
December 2005                                           1                139,920.00                            0.07
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                            ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Original Terms to Maturity       Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                                 1               $213,933.00                           0.11%
301 - 360                                           1,171            187,328,258.98                           99.89
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                            REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Remaining Terms to Maturity      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0 - 180                                                 1               $213,933.00                           0.11%
301 - 360                                           1,171            187,328,258.98                           99.89
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                            SEASONING OF MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Age (months)                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0                                                     308            $48,262,484.21                          25.73%
1                                                     374             61,096,167.84                           32.58
2                                                     440             70,628,935.06                           37.66
3                                                      48              7,149,950.26                            3.81
4                                                       1                211,795.72                            0.11
6                                                       1                192,858.90                            0.10
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                 OCCUPANCY STATUS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Occupancy Status                         Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Owner Occupied                                      1,143           $183,725,601.95                          97.96%
Non-Owner Occupied                                     29              3,816,590.03                            2.04
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      GROUP II
                                                   PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Property Type                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Single Family                                         880           $136,154,652.49                          72.60%
PUD                                                   148             28,324,163.96                           15.10
Condo                                                 106             16,759,648.39                            8.94
2-4 Family                                             20              4,457,140.54                            2.38
Townhouse                                              16              1,708,804.36                            0.91
Manufactured Housing                                    2                137,782.26                            0.07
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                MORTGAGE LOAN TYPES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Type                                Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
3/27 ARM (LIBOR)                                      979           $155,665,903.06                          83.00%
2/28 ARM (LIBOR)                                      193             31,876,288.92                           17.00
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                              PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
      Prepayment Penalty (years)         Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.001 - 1.000                                           18             $3,628,453.03                          1.93%
1.001 - 2.000                                           70             13,238,686.56                           7.06
2.001 - 3.000                                        1,084            170,675,052.40                          91.01
--------------------------------------------------------------------------------------------------------------------
Total:                                               1,172           $187,542,191.98                        100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                   LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Purpose                             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Purchase                                              552            $90,664,566.51                          48.34%
Cash Out Refinance                                    500             79,161,323.13                           42.21
Rate/Term Refinance                                   119             17,608,558.23                            9.39
Construction Permanent                                  1                107,744.12                            0.06
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                 LOAN DOCUMENATION
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Documentation                       Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Full                                                  938           $146,562,745.34                          78.15%
Stated                                                228             39,673,448.34                           21.15
Limited                                                 6              1,305,998.30                            0.70
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                          Collateral Summary - Group II
--------------------------------------------------------------------------------

         Collateral statistics for the Agency-Conforming Adjustable Rate
                  Mortgage Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                    FICO SCORE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
FICO Score                               Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
521 - 540                                              28             $3,972,318.51                           2.12%
541 - 560                                              66              9,471,051.73                            5.05
561 - 580                                             101             15,280,514.81                            8.15
581 - 600                                             122             19,127,414.78                           10.20
601 - 620                                             128             19,951,721.05                           10.64
621 - 640                                             219             34,539,271.78                           18.42
641 - 660                                             181             29,437,393.56                           15.70
661 - 680                                             136             21,895,858.57                           11.68
681 - 700                                              75             12,571,417.06                            6.70
701 - 720                                              53              8,860,340.39                            4.72
721 - 740                                              30              5,855,982.79                            3.12
741 - 760                                              16              3,248,606.98                            1.73
761 - 780                                              15              2,779,004.66                            1.48
781 - 800                                               2                551,295.32                            0.29
--------------------------------------------------------------------------------------------------------------------
Total:                                              1,172           $187,542,191.98                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Number of Loans                                                        416
Total Outstanding Loan Balance                                    $84,881,908.52
Average Loan Principal Balance                                      $204,043,.05
Weighted Average Coupon                                                   7.476%
Weighted Average Margin                                                    6.19%
Weighted Average Original Term (months)                                      360
Weighted Average Remaining Term (months)                                     359
Weighted Average Maximum Rate                                             14.48%
Weighted Average Periodic Cap                                              1.50%
Weighted Average Initial Periodic Cap                                      1.50%
Weighted Average Floor                                                     7.48%
Weighted Average Original LTV                                             81.67%
Lien Position (first/second)                                             100.00%
Loans Subject to Prepayment Penalties                                     99.84%
Property Type
        Single Family                                                     78.43%
        PUD                                                               11.90%
        Condominium                                                        6.40%
        2-4 Family                                                         2.11%
        Townhouse                                                          0.84%

Loan Purpose
        Cashout Refinance                                                 50.81%
        Purchase                                                          38.75%
        Rate/Term Refinance                                               10.44%

Occupancy Status
        Owner Occupied                                                    97.78%
        Non-Owner Occupied                                                 2.22%

Loan Documentation
        Full                                                              73.26%
        Stated                                                            25.93%
        Limited                                                            0.81%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type
        2/28 - ARM                                                        20.85%
        3/27 - ARM                                                        79.15%

Geographic Distribution
(Other states account individually for less than 5% of the         CA     48.12%
Adjustable Rate Loan Group principal balance.)                     FL      6.85%
                                                                   IL      5.62%

Weighted Average FICO                                                        638

Days Delinquent
     Current                                                             100.00%
     30 - 59                                                               0.00%
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                 GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
State                                    Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
CA                                                    117            $40,847,126.17                          48.12%
FL                                                     37              5,815,711.23                            6.85
IL                                                     26              4,770,604.98                            5.62
MD                                                     14              3,270,413.06                            3.85
IN                                                     29              2,594,279.82                            3.06
PA                                                     16              2,173,832.99                            2.56
NJ                                                     11              2,141,783.02                            2.52
WA                                                     13              2,126,211.24                            2.50
MO                                                     14              1,865,685.72                            2.20
AZ                                                     13              1,825,317.31                            2.15
GA                                                     13              1,786,462.75                            2.10
MA                                                      7              1,768,604.01                            2.08
OH                                                     17              1,711,298.37                            2.02
VA                                                     11              1,701,620.15                            2.00
CT                                                      8              1,423,188.01                            1.68
RI                                                      6              1,015,826.19                            1.20
NV                                                      5                987,593.44                            1.16
OR                                                      5                924,730.52                            1.09
TX                                                     10                854,486.69                            1.01
NH                                                      4                745,453.78                            0.88
KY                                                      8                710,619.22                            0.84
CO                                                      5                649,115.99                            0.76
KS                                                      2                555,389.02                            0.65
MI                                                      5                555,512.17                            0.65
UT                                                      4                498,271.81                            0.59
ID                                                      5                405,029.00                            0.48
NC                                                      2                181,909.43                            0.21
HI                                                      1                172,000.00                            0.20
WI                                                      2                173,062.24                            0.20
DE                                                      1                151,093.28                            0.18
MN                                                      1                145,600.00                            0.17
MS                                                      2                142,233.39                            0.17
SC                                                      1                115,843.50                            0.14
NE                                                      1                 76,000.00                            0.09
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
        Range of Cut-off Date              Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
        Principal Balance ($)            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                        3               $132,916.82                           0.16%
50,000.01 - 100,000.00                                102              7,698,638.75                            9.07
100,000.01 - 150,000.00                                98             12,000,372.41                           14.14
150,000.01 - 200,000.00                                56              9,739,166.69                           11.47
200,000.01 - 250,000.00                                21              4,622,639.23                            5.45
300,000.01 - 350,000.00                                63             20,469,618.43                           24.12
350,000.01 - 400,000.00                                37             13,966,793.87                           16.45
400,000.01 - 450,000.00                                19              7,997,477.31                            9.42
450,000.01 - 500,000.00                                16              7,685,335.02                            9.05
550,000.01 - 600,000.00                                 1                568,949.99                            0.67
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                           ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
       Loan-to-Value Ratios (%)          Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
40.001 - 50.000                                         1               $130,000.00                           0.15%
50.001 - 60.000                                         9              1,772,848.05                            2.09
60.001 - 70.000                                        14              2,930,240.93                            3.45
70.001 - 80.000                                       219             44,555,995.71                           52.49
80.001 - 90.000                                       173             35,492,823.83                           41.81
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
          Range of Mortgage                Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                          12             $4,605,429.66                           5.43%
6.001 - 6.500                                          27              9,626,376.07                           11.34
6.501 - 7.000                                          48             15,239,846.82                           17.95
7.001 - 7.500                                          32             10,225,039.61                           12.05
7.501 - 8.000                                         245             34,624,787.63                           40.79
8.001 - 8.500                                          27              5,650,109.30                            6.66
8.501 - 9.000                                           9              2,780,800.36                            3.28
9.001 - 9.500                                           8              1,481,656.98                            1.75
9.501 - 10.000                                          7                611,878.71                            0.72
12.501 - 13.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              RANGE OF GROSS MARGINS
--------------------------------------------------------------------------------------------------------------------
               Range of                    Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Gross Margins (%)              Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                          12             $4,605,429.66                           5.43%
4.501 - 5.000                                          21              7,646,250.12                            9.01
5.001 - 5.500                                          30             10,725,379.57                           12.64
5.501 - 6.000                                          33             10,885,507.63                           12.82
6.001 - 6.500                                         162             25,246,165.00                           29.74
6.501 - 7.000                                         114             17,965,737.55                           21.17
7.001 - 7.500                                          22              4,112,677.15                            4.85
7.501 - 8.000                                          12              2,884,332.68                            3.40
8.001 - 8.500                                           6                573,798.52                            0.68
8.501 - 9.000                                           3                200,647.25                            0.24
11.501 - 12.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          MAXIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Maximum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
12.501 - 13.000                                        12             $4,605,429.66                           5.43%
13.001 - 13.500                                        27              9,626,376.07                           11.34
13.501 - 14.000                                        48             15,239,846.82                           17.95
14.001 - 14.500                                        32             10,225,039.61                           12.05
14.501 - 15.000                                       245             34,624,787.63                           40.79
15.001 - 15.500                                        27              5,650,109.30                            6.66
15.501 - 16.000                                         9              2,780,800.36                            3.28
16.001 - 16.500                                         8              1,481,656.98                            1.75
16.501 - 17.000                                         7                611,878.71                            0.72
19.501 - 20.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          MINIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      Range of Minimum Mortgage            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
          Interest Rates (%)             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                          12             $4,605,429.66                           5.43%
6.001 - 6.500                                          27              9,626,376.07                           11.34
6.501 - 7.000                                          48             15,239,846.82                           17.95
7.001 - 7.500                                          32             10,225,039.61                           12.05
7.501 - 8.000                                         245             34,624,787.63                           40.79
8.001 - 8.500                                          27              5,650,109.30                            6.66
8.501 - 9.000                                           9              2,780,800.36                            3.28
9.001 - 9.500                                           8              1,481,656.98                            1.75
9.501 - 10.000                                          7                611,878.71                            0.72
12.501 - 13.000                                         1                 35,983.39                            0.04
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                      MONTH AND YEAR OF NEXT RATE CHANGE DATE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Month of Next Rate Change Date           Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
August 2004                                             1               $211,570.31                           0.25%
September 2004                                         32              5,894,110.07                            6.94
October 2004                                           27              6,236,960.52                            7.35
November 2004                                          24              5,356,700.00                            6.31
July 2005                                               1                101,324.00                            0.12
August 2005                                            12              2,542,439.91                            3.00
September 2005                                        124             23,126,712.88                           27.25
October 2005                                          127             27,459,821.82                           32.35
November 2005                                          68             13,952,269.00                           16.44
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                             ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Original Terms to Maturity       Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
301 - 360                                             416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                            REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 Range of Remaining Terms to Maturity      Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
               (months)                  Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
301 - 360                                             416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                            SEASONING OF MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Age (months)                        Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0                                                      92            $19,308,969.00                          22.75%
1                                                     154             33,696,782.34                           39.70
2                                                     156             29,020,822.96                           34.19
3                                                      13              2,754,010.22                            3.24
4                                                       1                101,324.00                            0.12
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                 OCCUPANCY STATUS
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Occupancy Status                         Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Owner Occupied                                        403            $83,001,161.41                          97.78%
Non-Owner Occupied                                     13              1,880,747.11                            2.22
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                   PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Property Type                            Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Single Family                                         330            $66,575,060.83                          78.43%
PUD                                                    45             10,102,658.88                           11.90
Condo                                                  27              5,434,224.00                            6.40
2-4 Family                                              7              1,788,033.15                            2.11
Townhouse                                               4                713,428.27                            0.84
Manufactured Housing                                    3                268,503.40                            0.32
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                MORTGAGE LOAN TYPES
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Type                                Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
3/27 ARM (LIBOR)                                      332            $67,182,567.62                          79.15%
2/28 ARM (LIBOR)                                       84             17,699,340.90                           20.85
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------------------------------------------
                                            Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
      Prepayment Penalty (years)         Mortgage Loans        Principal Balance      Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
0.000                                                    1               $132,211.21                          0.16%
0.001 - 1.000                                           10              3,181,456.00                           3.75
1.001 - 2.000                                           28              8,213,752.69                           9.68
2.001 - 3.000                                          337             66,953,702.09                          78.88
3.001 - 4.000                                            4                506,262.38                           0.60
4.001 - 5.000                                           36              5,894,524.14                           6.94
--------------------------------------------------------------------------------------------------------------------
Total:                                                 416            $84,881,908.52                        100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                     Residential Mortgage Finance

--------------------------------------------------------------------------------
                         Collateral Summary - Group III
--------------------------------------------------------------------------------

        Collateral statistics for the Remaining Adjustable Rate Mortgage
                      Loans are listed below as of 11/1/02
 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                   LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Purpose                             Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                                    215            $43,131,077.48                          50.81%
Purchase                                              148             32,889,676.39                           38.75
Rate/Term Refinance                                    53              8,861,154.65                           10.44
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                 LOAN DOCUMENATION
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
Loan Documentation                       Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
Full                                                  315            $62,182,801.21                          73.26%
Stated                                                 99             22,011,816.93                           25.93
Limited                                                 2                687,290.38                            0.81
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                    FICO SCORE
--------------------------------------------------------------------------------------------------------------------
                                           Number of       Cut-off Date Aggregate     Percentage of Cut-off Date
FICO Score                               Mortgage Loans       Principal Balance       Aggregate Principal Balance
--------------------------------------------------------------------------------------------------------------------
521 - 540                                               1               $226,144.41                           0.27%
541 - 560                                              21              3,693,801.52                            4.35
561 - 580                                              41              6,633,627.29                            7.82
581 - 600                                              54              9,997,990.30                           11.78
601 - 620                                              59             11,179,895.74                           13.17
621 - 640                                              78             14,000,741.74                           16.49
641 - 660                                              68             14,999,203.47                           17.67
661 - 680                                              45              9,508,702.71                           11.20
681 - 700                                              20              4,987,348.86                            5.88
701 - 720                                              14              3,926,636.51                            4.63
721 - 740                                               7              2,722,790.23                            3.21
741 - 760                                               3              1,142,922.40                            1.35
761 - 780                                               3                890,041.56                            1.05
781 - 800                                               2                972,061.80                            1.15
--------------------------------------------------------------------------------------------------------------------
Total:                                                416            $84,881,908.52                         100.00%
--------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).